Exhibit 99.5

                   Prudential Mortgage Loan Purchase Agreement

                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT
                                PRUDENTIAL LOANS

            Mortgage Loan Purchase Agreement (this "Agreement"), dated as of May 1, 2007, between Prudential Mortgage Capital Funding, LLC (the "Seller"), and Morgan Stanley Capital I Inc. (the "Purchaser").

            The Seller agrees to sell, and the Purchaser agrees to purchase, certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. The Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2007, between the Purchaser, as depositor, Capmark Finance Inc., as Capmark Master Servicer, Prudential Asset Resources, Inc., as Prudential Master Servicer, Wells Fargo Bank, National Association, as Wells Fargo Master Servicer, Centerline Servicing, Inc. (formerly ARCap Servicing, Inc.), as Special Servicer, The Bank of New York Trust Company, National Association, as Trustee, and LaSalle Bank National Association, as Paying Agent, Certificate Registrar, Authenticating Agent and Custodian. In exchange for the Mortgage Loans and certain other mortgage loans (the "Other Mortgage Loans") to be purchased by the Purchaser, the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14 (the "Certificates"). The Certificates will be issued pursuant to the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

            The Class A-1, Class A-1A, Class A-2, Class A-2FL, Class A-3, Class A-AB, Class A-4, Class A-5FL, Class A-M, Class A-MFL, Class A-J, Class A-JFL and Class B Certificates (the "Public Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated, LaSalle Financial Services, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, between the Purchaser and the Underwriters, dated May 18, 2007 (the "Underwriting Agreement"), and the Class X, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class EI, Class R-I, Class R-II and Class R-III Certificates (collectively, the "Private Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated (in such capacity, the "Initial Purchaser") pursuant to a Certificate Purchase Agreement, between the Purchaser and the Initial Purchaser, dated May 18, 2007 (the "Certificate Purchase Agreement"). The Underwriters will offer the Public Certificates for sale publicly pursuant to a Prospectus dated February 6, 2007, as supplemented by a Prospectus Supplement dated May 18, 2007 (together, the "Prospectus Supplement"), and the Initial Purchaser will offer the Private Certificates (other than the Class EI, Class R-I, Class R-II and Class R-III Certificates) for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum, dated as of May 18, 2007 (the "Memorandum").

            In consideration of the mutual agreements contained herein, the Seller and the Purchaser hereby agree as follows:

            Section 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, on a servicing released basis, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as
Exhibit 1, as such schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Cut-Off Date with respect to each Mortgage Loan is such Mortgage Loan's Due Date in the month of May 2007. The Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not received, of $361,597,849. The sale of the Mortgage Loans shall take place on May 30, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by the Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price in the Bill of Sale. The purchase price shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date.

            On the Closing Date, the Purchaser will assign to the Trustee pursuant to the Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 15), and the Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and the Purchaser's rights under this Agreement (to the extent set forth in Section 15).

            Section 2. Conveyance of Mortgage Loans. Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, the Seller does hereby transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller. The Mortgage Loan Schedule, as it may be amended from time to time on or prior to the Closing Date, shall conform to the requirements of this Agreement and the Pooling and Servicing Agreement. In connection with such transfer and assignment, the Seller shall deliver to the Custodian on behalf of the Trustee, on behalf of the Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause (a) below) for each Mortgage Loan and on or prior to the fifth Business Day after the Closing Date, five limited powers of attorney substantially in the form attached hereto as Exhibit 4 in favor of the Trustee, the applicable Master Servicer and the Special Servicer to empower the Trustee, the applicable Master Servicer and, in the event of the failure or incapacity of the Trustee and the applicable Master Servicer, the Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee). The Seller agrees to reasonably cooperate with the Trustee, the applicable Master Servicer and the Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is 180 days following the delivery of notice of such absence to the Seller, but in no event earlier than 18 months from the Closing Date, and
(ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Trustee shall submit such documents for recording, at the Seller's expense, after the periods set forth above; provided, however, the Trustee shall not submit such assignments for recording if the Seller produces evidence that it has sent any such assignment for recording and certifies that the Seller is awaiting its return from the applicable recording office. In addition, not later than the 30th day following the Closing Date, the Seller shall deliver to the Custodian on behalf of the Trustee each of the remaining documents or instruments specified below (with such exceptions and additional time periods as are permitted by this Section) with respect to each Mortgage Loan (each, a "Mortgage File"). (The Seller acknowledges that the term "without recourse" does not modify the duties of the Seller under Section 5 hereof.)

            All Mortgage Files, or portions thereof, delivered prior to the Closing Date are to be held by the Custodian on behalf of the Trustee in escrow on behalf of the Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each Mortgage Loan shall contain the following documents:

            (a) The original Mortgage Note bearing all intervening endorsements, endorsed in blank or endorsed "Pay to the order of The Bank of New York Trust Company, National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit and indemnity, with a copy of the Mortgage Note attached thereto;

            (b) The original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed), or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 90th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

            (c) The originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon (if applicable) or if any such original modification, consolidation or extension agreement has been delivered to the appropriate recording office for recordation and either has not yet been returned on or prior to the 90th day following the Closing Date with evidence of recordation thereon or has been lost after recordation, a true copy of such modification, consolidation or extension certified by the Seller together with
(i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

            (d) An original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in blank or in favor of "The Bank of New York Trust Company, National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14";

            (e) Originals of all intervening assignments of Mortgage, if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by the Seller, or in the case of an original blanket intervening assignment of Mortgage retained by the Seller, a copy thereof certified by the Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 90th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original intervening assignment of Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original intervening assignment of Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening assignment of Mortgage;

            (f) If the related Assignment of Leases is separate from the Mortgage, the original of such Assignment of Leases with evidence of recording thereon or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such Assignment of Leases has not been returned on or prior to the 90th day following the Closing Date because of a delay caused by the applicable public recording office where such Assignment of Leases has been delivered for recordation or because such original Assignment of Leases has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Assignment of Leases submitted for recording, together with, (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such Assignment of Leases has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Assignment of Leases that has been lost after recordation, a certification by the appropriate county recording office where such Assignment of Leases is recorded that such copy is a true and complete copy of the original recorded Assignment of Leases, in each case together with an original assignment of such Assignment of Leases, in recordable form (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in favor of "The Bank of New York Trust Company, National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14," which assignment may be effected in the related Assignment of Mortgage;

            (g) The original or a copy of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

            (h) The original Title Insurance Policy, or in the event such original Title Insurance Policy has not been issued, a binder, actual "marked-up" title commitment, pro forma policy, or an agreement to provide any of the foregoing pursuant to binding escrow instructions executed by the title company or its authorized agent with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a copy of any of the foregoing certified by the title company with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a preliminary title report with the original Title Insurance Policy to follow within 180 days of the Closing Date;

            (i) (A) Copies of UCC financing statements (together with all assignments thereof) filed in connection with a Mortgage Loan and (B) UCC-2 or UCC-3 financing statements assigning such UCC financing statements to the Trustee delivered in connection with the Mortgage Loan;

            (j) Copies of the related ground lease(s), if any, to any Mortgage Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease.

            (k) Copies of any loan agreements, lock-box agreements and intercreditor agreements, if any, related to any Mortgage Loan;

            (l) Either (A) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be assigned to the Trustee (and delivered to the Custodian on the Trustee's behalf) on behalf of the Trust with a copy to be held by the Primary Servicer (or the Master Servicer), and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement or (B) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be held by the applicable Primary Servicer (or the Master Servicer) on behalf of the Trustee, with a copy to be held by the Custodian on behalf of the Trustee, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement (it being understood that the Seller has agreed (a) that the proceeds of such letter of credit belong to the Trust, (b) to notify, on or before the Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the Closing Date, an acknowledgement thereof by the bank (with a copy of such acknowledgement to be sent to the Custodian on behalf of the Trustee) and (c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of the Seller to assign the letter of credit hereunder). In the case of clause (B) above, any letter of credit held by the applicable Primary Servicer (or Master Servicer) shall be held in its capacity as agent of the Trust, and if the applicable Primary Servicer (or Master Servicer) sells its rights to service the applicable Mortgage Loan, the applicable Primary Servicer (or Master Servicer) has agreed to assign the applicable letter of credit to the Trust or at the direction of the Special Servicer to such party as the Special Servicer may instruct, in each case, at the expense of the applicable Primary Servicer (or Master Servicer). The applicable Primary Servicer (or Master Servicer) has agreed to indemnify the Trust for any loss caused by the ineffectiveness of such assignment;

            (m) The original or a copy of the environmental indemnity agreement, if any, related to any Mortgage Loan;

            (n) Copies of third-party management agreements, if any, for all hotels and for such other Mortgaged Properties securing Mortgage Loans with a Cut-Off Date principal balance equal to or greater than $20,000,000.

            (o) The original of any Environmental Insurance Policy or, if the original is held by the related Mortgagor, a copy thereof;

            (p) A copy of any affidavit and indemnification agreement in favor of the lender;

            (q) With respect to hospitality properties, a copy of any franchise agreement, franchise comfort letter and applicable assignment or transfer documents;

            "Officer's Certificate" shall mean a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, the President, any Senior Vice President, any Vice President, any Assistant Vice President, any Treasurer or any Assistant Treasurer.

            The Assignment of Mortgage, intervening assignments of Mortgage and assignment of Assignment of Leases referred to in clauses (d), (e) and (f) may be in the form of a single instrument assigning the Mortgage and the Assignment of Leases to the extent permitted by applicable law. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements, the Seller shall execute, in accordance with the third succeeding paragraph, the assignments of mortgages, the assignments of leases (to the extent separate from the mortgages) and the assignments of UCC financing statements relating to the Mortgage Loans naming the Trustee on behalf of the Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and assignments of UCC financing statements shall name the Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from the Seller to the Purchaser and from the Purchaser to the Trustee on behalf of the Certificateholders.

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses
(b), (c), (e) or (f), with evidence of recording thereon, because of a delay caused by the public recording office where such document or instrument has been delivered for recordation within such 90-day period, but the Seller delivers a photocopy thereof (to the extent available, certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording or, if such certification is not available, together with an Officer's Certificate of the Seller stating that such document has been sent to the appropriate public recording official for recordation), to the Custodian on behalf of the Trustee within such 90-day period, the Seller shall then deliver within 180 days after the Closing Date the recorded document (or within such longer period after the Closing Date as the Custodian on behalf of the Trustee may consent to, which consent shall not be withheld so long as the Seller is, as certified in writing to the Trustee no less often than monthly, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy).

            The Trustee, as assignee or transferee of the Purchaser, shall be entitled to all scheduled payments of principal due thereon after the Cut-Off Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off Date. All scheduled payments of principal and interest due on or before the Cut-Off Date and collected after the Cut-Off Date shall belong to the Seller.

            Within 45 days following the Closing Date, the Seller shall deliver and the Purchaser, the Custodian on behalf of the Trustee or the agents of either may submit or cause to be submitted for recordation at the expense of the Seller, in the appropriate public office for real property records, each assignment referred to in clauses (d) and (f)(ii) above (with recording information in blank if such information is not yet available). Within 15 days following the Closing Date, the Seller shall deliver and the Purchaser, the Custodian on behalf of the Trustee or the agents of either may submit or cause to be submitted for filing, at the expense of the Seller, in the appropriate public office for Uniform Commercial Code financing statements, the assignment referred to in clause (i) above. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare a substitute therefor or cure such defect, and the Seller shall, at its own expense (except in the case of a document or instrument that is lost by the Trustee), record or file, as the case may be, and deliver such document or instrument in accordance with this Section 2.

            As to each Mortgage Loan secured by a Mortgaged Property with respect to which the related Mortgagor has entered into a franchise agreement and each Mortgage Loan secured by a Mortgaged Property with respect to which a letter of credit is in place, the Seller shall provide a notice on or prior to the date that is thirty (30) days after the Closing Date to the franchisor or the issuing financial institution, as applicable, of the transfer of such Mortgage Loan to the Trust pursuant to the Pooling and Servicing Agreement, and inform such parties that any notices to the Mortgagor's lender pursuant to such franchise agreement or letter of credit should thereafter be forwarded to the Master Servicer and, with respect to each franchise agreement, provide a franchise comfort letter to the franchisor on or prior to the date that is thirty (30) days after the Closing Date. After the Closing Date, with respect to any letter of credit that has not yet been assigned to the Trust, upon the written request of the Master Servicer or the applicable Primary Servicer, the Seller will draw on such letter of credit as directed by the Master Servicer or such Primary Servicer in such notice to the extent the Seller has the right to do so.

            Documents that are in the possession of the Seller, its agents or its subcontractors that relate to the servicing of any Mortgage Loans and that are not required to be a part of the Mortgage File and are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan (the "Servicing File") shall be delivered by the Seller to or at the direction of the Master Servicer, on behalf of the Purchaser, on or prior to the 75th day after the Closing Date, in accordance with the Primary Servicing Agreement, if applicable.

            The Servicing File shall include, to the extent required to be (and actually) delivered to the Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the Assignment of Leases and the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates, as applicable, the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the Mortgagor/sponsor and any guarantors, any letters of credit, any intercreditor agreements and any Environmental Insurance Policies; provided, however, the Seller shall not be required to deliver any draft documents, attorney-client privileged communications, internal correspondence or credit analysis. Delivery of any of the foregoing documents to the Primary Servicer shall be deemed a delivery to the Master Servicer and satisfy Seller's obligations under this sub-paragraph.

            Upon the sale of the Mortgage Loans by the Seller to the Purchaser pursuant to this Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in the Purchaser and its assigns, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller shall immediately vest in the Purchaser and its assigns, and shall be delivered promptly by the Seller to or on behalf of either the Custodian (on behalf of the Trustee) or the Master Servicer as set forth herein, subject to the requirements of the Primary Servicing Agreement. The Seller's and Purchaser's records shall reflect the transfer of each Mortgage Loan from the Seller to the Purchaser and its assigns as a sale.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and related property to the Purchaser by the Seller as provided in this Section 2 be, and be construed as, an absolute sale of the Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property are held to be the property of the Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any related property, then:

            (i) this Agreement shall be deemed to be a security agreement; and

            (ii) the conveyance provided for in this Section 2 shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (A) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

                  (B) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

                  (C) All cash and non-cash proceeds of the collateral described in clauses (A) and (B) above.

            The possession by the Purchaser or its designee of the Mortgage Notes, the Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-313 thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, the Seller makes no representation or warranty as to the perfection of any such security interest.

            Notifications to Persons holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for, the Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

            The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In such case, the Seller shall file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            Notwithstanding anything to the contrary contained herein, and subject to Section 2(a), the Purchaser shall not be required to purchase any Mortgage Loan as to which any Mortgage Note (endorsed as described in clause (a) above) or lost note affidavit and indemnity required to be delivered to or on behalf of the Trustee or the Master Servicer pursuant to this Section 2 on or before the Closing Date is not so delivered, or is not properly executed or is defective on its face, and the Purchaser's acceptance of the related Mortgage Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of the Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5.

            Section 3. Examination of Mortgage Files and Due Diligence Review. The Seller shall (i) deliver to the Purchaser on or before the Closing Date a diskette acceptable to the Purchaser that contains such information about the Mortgage Loans as may be reasonably requested by the Purchaser, (ii) deliver to the Purchaser investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Mortgage Pool and made available at the Purchaser's headquarters in New York, and (iii) otherwise cooperate fully with the Purchaser in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its due diligence review of the Mortgage Loans. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Mortgage Loans shall not affect the right of the Purchaser or the Trustee to cause the Seller to cure any Material Document Defect or Material Breach (each as defined below), or to repurchase or replace the defective Mortgage Loans pursuant to
Section 5 of this Agreement.

            On or prior to the Closing Date, the Seller shall allow representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Custodian, the Special Servicer and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, the Seller's underwriting procedures and the Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of the Seller during normal business hours and shall not be conducted in a manner that is disruptive to the Seller's normal business operations upon reasonable prior advance notice. In the course of such examinations and audits, the Seller will make available to such representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Custodian, the Special Servicer and each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and the Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date, the Seller shall provide the Purchaser with all material information regarding the Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to the Seller's financial condition, financial statements as provided to the Purchaser or other developments affecting the Seller's ability to consummate the transactions contemplated hereby or otherwise affecting the Seller in any material respect. Within 45 days after the Closing Date, the Seller shall provide the Master Servicer or Primary Servicer, if applicable, with any additional information identified by the Master Servicer or Primary Servicer, if applicable, as necessary to complete the CMSA Property File, to the extent that such information is available.

            The Purchaser may exercise any of its rights hereunder through one or more designees or agents; provided the Purchaser has provided the Seller with prior notice of the identity of such designee or agent.

            The Purchaser shall keep confidential any information regarding the Seller and the Mortgage Loans that has been delivered into the Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Memorandum or the Prospectus Supplement or the Purchaser is required by law or court order to disclose such information. If the Purchaser is required to disclose in the Memorandum or the Prospectus Supplement confidential information regarding the Seller as described in the preceding sentence, the Purchaser shall provide to the Seller a copy of the proposed form of such disclosure prior to making such disclosure and the Seller shall promptly, and in any event within two Business Days, notify the Purchaser of any inaccuracies therein, in which case the Purchaser shall modify such form in a manner that corrects such inaccuracies. If the Purchaser is required by law or court order to disclose confidential information regarding the Seller as described in the second preceding sentence, the Purchaser shall notify the Seller and cooperate in the Seller's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such information and, if in the absence of a protective order or such assurance, the Purchaser is compelled as a matter of law to disclose such information, the Purchaser shall, prior to making such disclosure, advise and consult with the Seller and its counsel as to such disclosure and the nature and wording of such disclosure and the Purchaser shall use reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, if reasonably advised by counsel that the Purchaser is required by a regulatory agency or court order to make such disclosure immediately, then the Purchaser shall be permitted to make such disclosure without prior review by the Seller.

            Section 4. Representations and Warranties of the Seller and the Purchaser.

            (a) To induce the Purchaser to enter into this Agreement, the Seller hereby makes for the benefit of the Purchaser and its assigns with respect to each Mortgage Loan as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, except as otherwise set forth on Schedule A attached hereto, and hereby further represents and warrants to the Purchaser as of the date hereof that:

            (i) The Seller is duly organized and is validly existing as a limited liability company in good standing under the laws of Delaware. The Seller has the requisite power and authority and legal right to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, and assuming the due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by
      (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) such qualifications as may be required under state securities or blue sky laws, (2) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser,
      (3) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (4) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

            (iv) Neither the transfer of the Mortgage Loans to the Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Seller's articles of organization, limited liability company operating agreement or by-laws, (B) any term or provision of any material agreement, contract, instrument or indenture to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) after giving effect to the consents or taking of the actions contemplated in subsection (iii), any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

            (v) There are no actions or proceedings against, or investigations of, the Seller pending or, to the Seller's knowledge, threatened in writing against the Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to the Purchaser or the execution or delivery by, or enforceability against, the Seller of this Agreement or have an effect on the financial condition of the Seller that would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

            (vi) On the Closing Date, the sale of the Mortgage Loans pursuant to this Agreement will effect a transfer by the Seller of all of its right, title and interest in and to the Mortgage Loans to the Purchaser.

            To induce the Purchaser to enter into this Agreement, the Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct in all material respects as of such specified date.

            Each of the representations, warranties and covenants made by the Seller pursuant to this Section 4(a) shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

            (b) To induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants to the Seller as of the date hereof:

            (i) The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

            (ii) The Purchaser has full power and authority to acquire the Mortgage Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. The Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby that has not been obtained or made by the Purchaser.

            (iv) Neither the purchase of the Mortgage Loans nor the execution, delivery and performance of this Agreement by the Purchaser will violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which the Purchaser is a party or that may be applicable to the Purchaser or its assets.

            (v) The Purchaser's execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, rule, writ, injunction, order or decree of any court, or order or regulation of any federal, state or municipal government agency having jurisdiction over the Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of the Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

            (vi) There are no actions or proceedings against, or investigations of, the Purchaser pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or have an effect on the financial condition of the Purchaser that would materially and adversely affect the ability of the Purchaser to perform its obligation under this Agreement.

            (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

            To induce the Seller to enter into this Agreement, the Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

            Each of the representations and warranties made by the Purchaser pursuant to this Section 4(b) shall survive the purchase of the Mortgage Loans.

            Section 5. Remedies Upon Breach of Representations and Warranties Made by the Seller.

            (a) It is hereby acknowledged that the Seller shall make for the benefit of the Trustee on behalf of the holders of the Certificates, whether directly or by way of the Purchaser's assignment of its rights hereunder to the Trustee, the representations and warranties set forth on Exhibit 2 hereto (each as of the date hereof unless otherwise specified).

            (b) It is hereby further acknowledged that if any document required to be delivered to the Custodian on behalf of the Trustee pursuant to Section 2 is not delivered as and when required (and including the expiration of any grace or cure period), is not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by the Seller regarding the characteristics of the Mortgage Loans and/or the related Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case such defect or breach, either (i) materially and adversely affects the interests of the holders of the Certificates in the related Mortgage Loan, or
(ii) both (A) the document defect or breach materially and adversely affects the value of the Mortgage Loan and (B) the Mortgage Loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage Loan (such a document defect described in the preceding clause (i) or (ii), a "Material Document Defect" and such a breach described in the preceding clause (i) or (ii) a "Material Breach"), the party discovering such Material Document Defect or Material Breach shall promptly notify, in writing, the other party; provided that any breach of the representation and warranty contained in paragraph (38) of such Exhibit 2 shall constitute a Material Breach only if such prepayment premium or yield maintenance charge is not deemed "customary" for commercial mortgage loans as evidenced by (i) an opinion of tax counsel to such effect or (ii) a determination by the Internal Revenue Service that such provision is not customary. Promptly (but in any event within three Business Days) upon becoming aware of any such Material Document Defect or Material Breach, the Master Servicer shall, and the Special Servicer may, request that the Seller, not later than 90 days from the Seller's receipt of the notice of such Material Document Defect or Material Breach, cure such Material Document Defect or Material Breach, as the case may be, in all material respects; provided, however, that if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period, and such Material Document Defect or Material Breach would not cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), but the Seller is diligently attempting to effect such correction or cure, as certified by the Seller in an Officer's Certificate delivered to the Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the initial 90-day period, a Specially Serviced Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of "Servicing Transfer Event" in the Pooling and Servicing Agreement and (y) the Material Document Defect was identified in a certification delivered to the Seller by the Trustee pursuant to Section 2.2 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.2 of the Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or knowledge or awareness by the Seller of any Material Document Defect listed therein.

            The Seller hereby covenants and agrees that, if any such Material Document Defect or Material Breach cannot be corrected or cured in all material aspects within the above cure periods, the Seller shall, on or before the termination of such cure periods, either (i) repurchase the affected Mortgage Loan or REO Mortgage Loan from the Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii) if within the two-year period commencing on the Closing Date, at its option replace, without recourse, any Mortgage Loan or REO Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage Loan. If such Material Document Defect or Material Breach would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, such repurchase or substitution must occur within 90 days from the earlier of the date the Seller discovered or was notified of the breach or defect. The Seller agrees that any substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

            If (i) a Mortgage Loan is to be repurchased or replaced in connection with a Material Document Defect or Material Breach as contemplated above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Cross-Collateralized Loan" and collectively, the "Crossed Group") in the Trust and (iii) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such other Mortgage Loans included in the Crossed Group (without regard to this paragraph), then the applicable document defect or breach (as the case may be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such other Mortgage Loan included in the Crossed Group for purposes of the above provisions, and the Seller shall be obligated to repurchase or replace each such other Mortgage Loan included in the Crossed Group in accordance with the provisions above, unless, in the case of such breach or document defect, both of the following conditions would be satisfied if the Seller were to repurchase or replace only those Mortgage Loans as to which a Material Breach had occurred without regard to this paragraph (the "Affected Loan(s)"): (1) the debt service coverage ratio for all such other Mortgage Loans included in the Crossed Group (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement (determined as provided in the definition of Debt Service Coverage Ratio in the Pooling and Servicing Agreement, except that net cash flow for such four calendar quarters, rather than year-end, shall be used) is at least equal to the greater of (x) the weighted average debt service coverage ratio for all such Mortgage Loans in the Crossed Group (including the Affected Loan(s)) set forth under the heading "NCF DSCR" in Appendix II to the Final Prospectus Supplement and (y) 1.25x, and (2) the Loan-to-Value Ratio for all such other Mortgage Loans in the Crossed Group (excluding the Affected Loan(s)) is not greater than the lesser of (x) the current loan-to-value ratio for all such Mortgage Loans in the Crossed Group (including the Affected Loan(s)) set forth under the heading "Cut-Off Date LTV" in Appendix II to the Final Prospectus Supplement and (y) 75%. The determination of the Master Servicer as to whether either of the conditions set forth above has been satisfied shall be conclusive and binding in the absence of manifest error. The Master Servicer will be entitled to cause, or direct the Seller to cause, to be delivered to the Master Servicer at the Seller's expense (i) an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (2) above has been satisfied, in each case at the expense of the Seller if the scope and cost of the Appraisal is approved by the Seller (such approval not to be unreasonably withheld) and (ii) an Opinion of Counsel that not requiring the repurchase of each such Cross-Collateralized Loan in the Crossed Group will not result in an Adverse REMIC Event.

            With respect to any Cross-Collateralized Loan, to the extent that the Seller is required to repurchase or substitute for such Mortgage Loan (each, a "Repurchased Loan") in the manner prescribed above while the Trustee (as assignee of the Purchaser) continues to hold any other Cross-Collateralized Loan in the Crossed Group, the Seller and the Purchaser hereby agree to modify, prior to such repurchase or substitution, the related Mortgage Loan documents in a manner such that such affected Repurchased Loan, on the one hand, and any other Crossed-Collateralized Loans in the Crossed Group held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that the Seller shall have furnished the Trustee, at the expense of the Seller, a nondisqualification opinion that such modification shall not cause an Adverse REMIC Event; provided, further, that if such nondisqualification opinion cannot be furnished, the Seller and the Purchaser agree that such repurchase or substitution of only the Repurchased Loan, notwithstanding anything to the contrary herein, shall not be permitted and the Seller shall repurchase or substitute for the Repurchased Loan and all other Crossed-Collateralized Loans in the Crossed Group. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The Mortgagors set forth on Schedule B hereto are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Mortgagor's consent.

            Upon occurrence (and after any applicable cure or grace period), any of the following document defects shall be conclusively presumed materially and adversely to affect the interests of Certificateholders in a Mortgage Loan and be a Material Document Defect: (i) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity and a copy of the Mortgage Note; (ii) the absence from the Mortgage File of the item called for by paragraph (b) of the definition of Mortgage File; or (iii) the absence from the Mortgage File of the item called for by paragraph (h) of the definition of Mortgage File. If any of the foregoing Material Document Defects is discovered by the Custodian (or the Trustee if there is no Custodian), the Trustee (or as set forth in Section 2.3(a) of the Pooling and Servicing Agreement, the Master Servicer) will take the steps described elsewhere in this Section, including the giving of notices to the Rating Agencies and the parties hereto and making demand upon the Seller for the cure of the Material Document Defect or repurchase or replacement of the related Mortgage Loan.

            If the Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the Affected Loan from the Trust or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, then provided that (x) the period of time provided for the Seller to correct, repurchase or cure has expired and (y) the Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan, the Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the Mortgage Loan pursuant to Section 9.5, Section 9.12,
Section 9.15 and Section 9.36, as applicable, of the Pooling and Servicing Agreement, while pursuing the repurchase claim. The Seller acknowledges and agrees that any modification of the Mortgage Loan pursuant to such a work-out shall not constitute a defense to any repurchase claim nor shall such modification or work-out change the Purchase Price due from the Seller for any repurchase claim. Any sale of the Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the REO Property, to a Person other than the Seller shall be without (i) recourse of any kind (either express or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either express or implied) by the Seller to or for the benefit of such Person.

            The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, the Master Servicer or Special Servicer, as applicable, shall be required to notify the Seller of the discovery of the Material Document Defect or Material Breach and the Seller shall be required to follow the procedures set forth in this Agreement to correct or cure such Material Document Defect or Material Breach or purchase the REO Property at the Purchase Price. If the Seller fails to correct or cure the Material Document Defect or Material Breach or purchase the REO Property, then the provisions above regarding notice of offers related to such REO Property and the Seller's right to purchase such REO Property shall apply. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or REO Mortgage Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.30 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the Seller) and the Purchase Price; provided that the prevailing party in such action shall be entitled to recover all costs, fees and expenses (including reasonable attorneys' fees) related thereto.

            In connection with any liquidation or sale of a Mortgage Loan or REO Property as described above, the Special Servicer will not receive a Liquidation Fee in connection with such liquidation or sale or any portion of the Work-Out Fee that accrues after the Seller receives notice of a Material Document Defect or Material Breach until a final determination has been made, as set forth in the prior paragraph, as to whether the Seller is or was obligated to repurchase such related Mortgage Loan or REO Property. Upon such determination, the Special Servicer will be entitled: (i) with respect to a determination that the Seller is or was obligated to repurchase, to collect a Liquidation Fee, if due in accordance with the definition thereof, based upon the full Purchase Price of the related Mortgage Loan or REO property, with such Liquidation Fee payable by the Seller or (ii) with respect to a determination that Seller is not or was not obligated to repurchase (or the Trust decides that it will no longer pursue a claim against the Seller for repurchase), (A) to collect a Liquidation Fee based upon the Liquidation Proceeds as received upon the actual sale or liquidation of such Mortgage Loan or REO Property, and (B) to collect any accrued and unpaid Work-Out Fee, based on amounts that were collected for as long as the related Mortgage Loan was a Rehabilitated Mortgage Loan, in each case with such amount to be paid from amounts in the Certificate Account.

            The obligations of the Seller set forth in this Section 5(b) to cure a Material Document Defect or a Material Breach or repurchase or replace a defective Mortgage Loan constitute the sole remedies of the Purchaser or its assignees with respect to a Material Document Defect or Material Breach in respect of an outstanding Mortgage Loan; provided, that this limitation shall not in any way limit the Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by the Seller set forth in this Agreement (other than those set forth in Exhibit 2).

            Notwithstanding the foregoing, in the event that there is a breach of the representation and warranty set forth in paragraph 41 of Exhibit 2 attached hereto because the underlying loan documents do not provide for the payment by the Mortgagor of reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan by the Mortgagor, the Seller hereby covenants and agrees to pay such reasonable costs and expenses, to the extent an amount is due and not paid by the related Mortgagor. The parties hereto acknowledge that the payment of such reasonable costs and expenses shall be the Seller's sole obligation with respect to the breaches discussed in the previous sentence. The Seller shall have no obligation to pay for any of the foregoing costs if the applicable Mortgagor has an obligation to pay for such costs.

            The Seller hereby agrees that it will pay for any expense incurred by the applicable Master Servicer or the Special Servicer, as applicable, in connection with modifying a Mortgage Loan pursuant to Section 2.3 of the Pooling and Servicing Agreement in order for such Mortgage Loan to be a "qualified substitute mortgage loan" within the meaning of the Treasury Regulations promulgated under the Code. Upon a breach of the representation and warranty set forth in paragraph 37 of Exhibit 2 attached hereto, if such Mortgage Loan is modified so that it becomes a "qualified substitute mortgage loan", such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such breach.

            (c) The Pooling and Servicing Agreement shall provide that the Trustee (or the applicable Master Servicer or the Special Servicer on its behalf) shall give written notice within three Business Days to the Seller of its discovery of any Material Document Defect or Material Breach and prompt written notice to the Seller in the event that any Mortgage Loan becomes a Specially Serviced Mortgage Loan (as defined in the Pooling and Servicing Agreement).

            (d) If the Seller repurchases any Mortgage Loan pursuant to this
Section 5, the Purchaser or its assignee, following receipt by the Trustee of the Purchase Price therefor, promptly shall deliver or cause to be delivered to the Seller all Mortgage Loan documents with respect to such Mortgage Loan, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed and assigned to the Seller in the same manner such that the Seller shall be vested with legal and beneficial title to such Mortgage Loan, in each case without recourse, including any property acquired in respect of such Mortgage Loan or proceeds of any insurance policies with respect thereto.

            Section 6. Closing. The closing of the sale of the Mortgage Loans shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, NY 10281 at 9:00 a.m., New York time, on the Closing Date.

            The obligation of the Seller and the Purchaser to close shall be subject to the satisfaction of each of the following conditions on or prior to the Closing Date:

            (a) All of the representations and warranties of the Seller and the Purchaser specified in Section 4 of this Agreement (including, without limitation, the representations and warranties set forth on Exhibit 2 to this Agreement) shall be true and correct as of the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date.

            (b) All Closing Documents specified in Section 7 of this Agreement, in such forms as are agreed upon and reasonably acceptable to the Seller or the Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

            (c) The Seller shall have delivered and released to the Purchaser or its designee all documents required to be delivered to the Purchaser as of the Closing Date pursuant to Section 2 of this Agreement.

            (d) The result of the examination and audit performed by the Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to the Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of the Seller Information (as defined in the Indemnification Agreement) to be disclosed in the Memorandum and the Prospectus Supplement.

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser pursuant to Section 8 hereof.

            (g) The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such Class in the Memorandum and the Prospectus Supplement.

            (h) No Underwriter shall have terminated the Underwriting Agreement and the Initial Purchaser shall not have terminated the Certificate Purchase Agreement, and neither the Underwriters nor the Initial Purchaser shall have suspended, delayed or otherwise cancelled the Closing Date.

            (i) The Seller shall have received the purchase price for the Mortgage Loans pursuant to Section 1 hereof.

            Each party agrees to use its best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            Section 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller.

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and its successors and assigns may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date; and (ii) the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

            (c) True, complete and correct copies of the Seller's limited liability company operating agreement and by-laws.

            (d) A certificate of existence for the Seller from the Secretary of State of Delaware dated not earlier than 30 days prior to the Closing Date.

            (e) A certificate of the Secretary or Assistant Secretary of the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

            (f) An opinion of counsel (which, other than as to the opinion described in paragraph (vi) below, may be in-house counsel) to the Seller, dated the Closing Date, substantially to the effect of the following (with such changes and modifications as the Purchaser may approve and subject to such counsel's reasonable qualifications):

            (i) The Seller is validly existing under Delaware law and has full corporate power and authority to enter into and perform its obligations under this Agreement.

            (ii) This Agreement has been duly authorized, executed and delivered by the Seller.

            (iii) No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of this Agreement except any approvals as have been obtained.

            (iv) Neither the execution, delivery or performance of this Agreement by the Seller, nor the consummation by the Seller of any of the transactions contemplated by the terms of this Agreement (A) conflicts with or results in a breach or violation of, or constitutes a default under, the organizational documents of the Seller, (B) to the knowledge of such counsel, constitutes a default under any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) conflicts with or results in a breach or violation of any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

            (v) To his or her knowledge, there are no legal or governmental actions, investigations or proceedings pending to which the Seller is a party, or threatened against the Seller, (a) asserting the invalidity of this Agreement or (b) which materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

            (vi) This Agreement is a valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (1) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (2) other laws relating to or affecting the rights of creditors generally, (3) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (4) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

            In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of Delaware and the State of New York, as applicable.

            (g) Such other opinions of counsel as any Rating Agency may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement.

            (h) A letter from Deloitte & Touche LLP, certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum and the Prospectus Supplement agrees with the records of the Seller.

            (i) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            (j) An officer's certificate of the Purchaser, dated as of the Closing Date, with the resolutions of the Purchaser authorizing the transactions described herein attached thereto, together with certified copies of the charter, by-laws and certificate of good standing of the Purchaser dated not earlier than 30 days prior to the Closing Date.

            (k) Such other certificates of the Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Seller or its counsel may reasonably request.

            (l) An executed Bill of Sale in the form attached hereto as Exhibit
3.

            Section 8. Costs. The Seller shall pay the Purchaser the costs and expenses as agreed upon by the Seller and the Purchaser in a separate Letter of Understanding dated May 18, 2007.

            Section 9. Exchange Act Reporting Information. The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event specifically related to the Seller reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use its best efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser within one Business Day and in any event no later than two Business Days of the Seller becoming aware of such event and shall provide disclosure relating to any other event reasonably determined by the Purchaser as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two Business Days following the Purchaser's request for such disclosure language. The obligation of the Seller to provide the above-referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 13.8 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended, have otherwise been automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            Section 10. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in
(a), (b) or (c), if (i) to the Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036, Attention: Anthony Sfarra (or such other address as may hereafter be furnished in writing by the Purchaser), or (ii) if to the Seller, addressed to the Seller at Prudential Mortgage Capital Funding, LLC, 100 Mulberry Street Gateway Center 4, 8th Floor, Newark, New Jersey 07102, Attention: Sean Beggan.

            Section 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            Section 12. Further Assurances. The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

            Section 13. Survival. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

            Section 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            Section 15. Benefits of Mortgage Loan Purchase Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Seller, the Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the rights and obligations of the Purchaser pursuant to Sections 2, 4(a), 5, 11 and 12 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of the Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

            Section 16. Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to the entire business of the Seller shall be the successor to the Seller hereunder.

            Section 17. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding, the Indemnification Agreement and the Pooling and Servicing Agreement), and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                    PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC

                                    By:  //s// Sean Beggan
                                         -----------------
                                         Name: Sean Beggan
                                         Title: Vice President/Managing Director

                                    MORGAN STANLEY CAPITAL I INC.

                                    By:  //s// Anthony J. Sfarra
                                         -----------------------
                                         Name: Anthony J. Sfarra
                                         Title: Executive Director

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

Prudential Mortgage Capital Funding, LLC

                                             Mortgage
Mortgage       CMSA             CMSA           Loan
Loan No.      Loan No.       Property No.    Seller(1)   Property Name
------------------------------------------------------------------------------------------------------------------------------------
                 6                             PMCF      NewCrow Industrial Portfolio Roll-Up
   6                            6-001          PMCF      NewCrow Industrial Portfolio - Building 11 (V)
   6                            6-002          PMCF      NewCrow Industrial Portfolio - Building 10 (V)
   6                            6-003          PMCF      NewCrow Industrial Portfolio - Building 15 (V)
   6                            6-004          PMCF      NewCrow Industrial Portfolio - Building 19 (V)
   6                            6-005          PMCF      NewCrow Industrial Portfolio - Building 12 (V)
   6                            6-006          PMCF      NewCrow Industrial Portfolio - Building 14 (V)
   6                            6-007          PMCF      NewCrow Industrial Portfolio - Building 18 (V)
   6                            6-008          PMCF      NewCrow Industrial Portfolio - Building 20 (V)
   6                            6-009          PMCF      NewCrow Industrial Portfolio - Building 21 (V)
   18            18            18-001          PMCF      Sheraton Imperial Hotel
   31            31            31-001          PMCF      Santa Fe Ridge Apartments
   39            39            39-001          PMCF      English Creek Shopping Center
   44            44            44-001          PMCF      Misty Woods Apartments
   58            58            58-001          PMCF      Campus Courtyard
   59            59            59-001          PMCF      Beauregard Square
  104           104            104-001         PMCF      Premier Medical Office
  107           107            107-001         PMCF      Corporate Pointe Building
                                               PMCF      Texas Retail Portfolio Roll-Up
  109           109            109-001         PMCF      Creme de la Creme Plaza (B)
  110           110            110-001         PMCF      The Ranch at Cedar Hill (B)
  111           111            111-001         PMCF      28th Street Commons (B)
  114           114            114-001         PMCF      Colorado Cinema
  119           119            119-001         PMCF      Lakewood City Center
  122           122            122-001         PMCF      Valley River Plaza
  125           125            125-001         PMCF      Metro 555
  139           139            139-001         PMCF      2 & 17 Self Storage
  140           140            140-001         PMCF      Landmark Station
  156           156            156-001         PMCF      Cedarwood Valley Office Park
  161           161            161-001         PMCF      232-234 Broad Avenue
                166                            PMCF      CVS Portfolio Roll-Up
  166                          166-001         PMCF      CVS Portfolio - Edinburgh (XVII)
  166                          166-002         PMCF      CVS Portfolio - Tipton (XVII)
  166                          166-003         PMCF      CVS Portfolio - Brazil (XVII)
  176           176            176-001         PMCF      Water's Edge Plaza
  198           198            198-001         PMCF      Country Club Center/Plaza
  208           208            208-001         PMCF      Ice House Office Building
                241                            PMCF      The Store All Family Storage Portfolio Roll-Up
  241                          241-001         PMCF      The Store All Family Storage Portfolio - Autauga Station Store All (XXI)
  241                          241-002         PMCF      The Store All Family Storage Portfolio - Airport Store All (XXI)
  241                          241-003         PMCF      The Store All Family Storage Portfolio - Millbrook Store All (XXI)
  241                          241-004         PMCF      The Store All Family Storage Portfolio - Deatsville Store All (XXI)
  248           248            248-001         PMCF      Mountain View Village
  250           250            250-001         PMCF      Best Western - Reliant Park
  263           263            263-001         PMCF      Kendall Garden Apartments
  266           266            266-001         PMCF      Gannon Plaza II
  271           271            271-001         PMCF      Midtown Center Mobile Home Park
  298           298            298-001         PMCF      9411 8th Avenue South
  301           301            301-001         PMCF      DHL Distribution Facility
  303           303            303-001         PMCF      10191 Park Run Drive


                                                                                                Post IO
                                                           Cut-Off                              Period        Cut-Off
Mortgage   Loan          Cross-              Original        Date          NOI         NCF        NCF           Date       Balloon
Loan No.   Group  Collateralization(2)       Balance       Balance(3)     DSCR(4)     DSCR(4)    DSCR(4)       LTV (4)      LTV(4)
------------------------------------------------------------------------------------------------------------------------------------
                                          $100,000,000   $100,000,000      1.49        1.32       1.08          65.2%        60.6%
   6         1              No             $19,687,094    $19,687,094      1.49        1.32       1.08          65.2%        60.6%
   6         1              No             $15,449,804    $15,449,804      1.49        1.32       1.08          65.2%        60.6%
   6         1              No             $14,015,645    $14,015,645      1.49        1.32       1.08          65.2%        60.6%
   6         1              No             $13,950,456    $13,950,456      1.49        1.32       1.08          65.2%        60.6%
   6         1              No             $13,428,944    $13,428,944      1.49        1.32       1.08          65.2%        60.6%
   6         1              No              $9,778,357     $9,778,357      1.49        1.32       1.08          65.2%        60.6%
   6         1              No              $5,606,258     $5,606,258      1.49        1.32       1.08          65.2%        60.6%
   6         1              No              $4,889,179     $4,889,179      1.49        1.32       1.08          65.2%        60.6%
   6         1              No              $3,194,263     $3,194,263      1.49        1.32       1.08          65.2%        60.6%
   18        1              No             $35,000,000    $35,000,000      2.22        1.87        NAP          63.6%        63.6%
   31        2              No             $23,000,000    $23,000,000      1.43        1.38        NAP          81.2%        81.2%
   39        1              No             $20,000,000    $20,000,000      1.67        1.53        NAP          67.6%        67.6%
   44        2              No             $19,000,000    $19,000,000      1.33        1.24       1.03          79.8%        76.8%
   58        2              No             $15,000,000    $15,000,000      1.51        1.45        NAP          79.6%        79.6%
   59        1              No             $15,000,000    $15,000,000      1.48        1.32        NAP          80.4%        80.4%
  104        1              No              $8,900,000     $8,866,216      1.27        1.21        NAP          78.1%        67.2%
  107        1              No              $8,760,000     $8,760,000      1.79        1.53       1.29          74.2%        65.8%
                                            $8,620,000     $8,591,715      1.30        1.20        NAP          74.1%        62.8%
  109        1             Yes              $4,710,000     $4,694,545      1.30        1.20        NAP          74.1%        62.8%
  110        1             Yes              $2,170,000     $2,162,880      1.30        1.20        NAP          74.1%        62.8%
  111        1             Yes              $1,740,000     $1,734,291      1.30        1.20        NAP          74.1%        62.8%
  114        1              No              $8,500,000     $8,487,197      1.31        1.28        NAP          61.7%        47.6%
  119        1              No              $8,100,000     $8,100,000      1.57        1.44       1.20          74.3%        68.2%
  122        1              No              $8,000,000     $8,000,000      2.38        2.23        NAP          44.5%        44.5%
  125        1              No              $8,000,000     $8,000,000      1.66        1.46       1.20          80.0%        70.4%
  139        1              No              $7,200,000     $7,200,000      1.76        1.70       1.40          79.1%        73.7%
  140        1              No              $7,045,000     $7,045,000      1.59        1.37       1.13          77.0%        71.8%
  156        1              No              $6,400,000     $6,393,381      1.37        1.20        NAP          79.9%        67.6%
  161        1              No              $6,000,000     $6,000,000      1.35        1.31        NAP          70.6%        59.8%
                                            $5,863,000     $5,852,038      1.18        1.15        NAP          77.7%        66.0%
  166        1              No              $2,124,751     $2,120,778      1.18        1.15        NAP          77.7%        66.0%
  166        1              No              $1,907,820     $1,904,253      1.18        1.15        NAP          77.7%        66.0%
  166        1              No              $1,830,429     $1,827,007      1.18        1.15        NAP          77.7%        66.0%
  176        1              No              $5,650,000     $5,650,000      1.55        1.43       1.19          79.6%        74.3%
  198        1              No              $5,000,000     $4,990,080      1.38        1.25        NAP          79.2%        66.7%
  208        1              No              $4,600,000     $4,600,000      1.63        1.48       1.23          75.4%        66.5%
                                            $3,750,000     $3,750,000      1.35        1.29        NAP          75.0%        63.9%
  241        1              No              $2,175,000     $2,175,000      1.35        1.29        NAP          75.0%        63.9%
  241        1              No                $675,000       $675,000      1.35        1.29        NAP          75.0%        63.9%
  241        1              No                $450,000       $450,000      1.35        1.29        NAP          75.0%        63.9%
  241        1              No                $450,000       $450,000      1.35        1.29        NAP          75.0%        63.9%
  248        1              No              $3,530,000     $3,530,000      2.35        2.18        NAP          54.1%        54.1%
  250        1              No              $3,500,000     $3,494,910      1.75        1.47        NAP          69.9%        54.3%
  263        2              No              $3,200,000     $3,200,000      1.56        1.41       1.18          75.3%        70.4%
  266        1              No              $3,155,000     $3,155,000      1.53        1.44       1.21          78.9%        71.2%
  271        2              No              $3,000,000     $3,000,000      1.33        1.22        NAP          75.5%        68.6%
  298        1              No              $2,700,000     $2,697,312      1.35        1.23        NAP          77.1%        65.6%
  301        1              No              $2,635,000     $2,635,000      1.52        1.49       1.27          79.8%        74.9%
  303        1              No              $2,600,000     $2,600,000      1.27        1.20        NAP          72.2%        61.6%


Mortgage
Loan No.   Street Address                           City                  State    Zip Code    Property Type
------------------------------------------------------------------------------------------------------------------------------------

   6       5804 East Slauson Avenue                 Commerce               CA       90040      Industrial
   6       5750 Peachtree Street                    Commerce               CA       90040      Industrial
   6       6100 East Slauson Avenue                 Commerce               CA       90040      Industrial
   6       6101 East Slauson Avenue                 Commerce               CA       90040      Industrial
   6       5900 East Slauson Avenue                 Commerce               CA       90040      Industrial
   6       6000 East Slauson Avenue                 Commerce               CA       90040      Industrial
   6       6200 East Slauson Avenue                 Commerce               CA       90040      Industrial
   6       5900-5990 Boxford Avenue                 Commerce               CA       90040      Industrial
   6       6200-6280 Peachtree Street               Commerce               CA       90040      Industrial
   18      4700 Emperor Blvd.                       Durham                 NC       27703      Hospitality
   31      1415 N.W. Santa Fe Lane                  Silverdale             WA       98383      Multifamily
   39      3003 English Creek Avenue                Egg Harbor Township    NJ       08232      Retail
   44      101 Harlon Drive                         Cary                   NC       27511      Multifamily
   58      1541 Bulldog Lane                        Fresno                 CA       93710      Multifamily
   59      6301-6303 Little River Turnpike          Alexandria             VA       22312      Mixed Use
  104      44000 West 12 Mile Road                  Novi                   MI       48377      Office
  107      14522 South Outer Forty Road             Chesterfield           MO       63017      Office

  109      1201 & 1205 McDermott Street             Allen                  TX       75013      Retail
  110      1427 N. Highway 67                       Cedar Hill             TX       75104      Retail
  111      2516 NE 28th Street                      Fort Worth             TX       76106      Retail
  114      5550 Wadsworth Boulevard                 Arvada                 CO       80002      Land
  119      14833 Detroit Avenue                     Lakewood               OH       44107      Retail
  122      1011 Valley River Way                    Eugene                 OR       97401      Retail
  125      555 Metro Place                          Dublin                 OH       43017      Office
  139      10816 Tidewater Trail                    Fredericksburg         VA       22408      Self Storage
  140      1309 Bridford Parkway                    Greensboro             NC       27407      Retail
  156      1725-1765 Merriman Road                  Akron                  OH       44313      Office
  161      232-234 Broad Avenue                     Palisades Park         NJ       07650      Mixed Use

  166      15622 North State Road 79                Edinburgh              IN       46124      Retail
  166      711 East Jefferson Street                Tipton                 IN       46072      Retail
  166      307 East National Avenue                 Brazil                 IN       47834      Retail
  176      4401 S. Orange Avenue                    Orlando                FL       32806      Office
  198      4614, 4618, 4700, and 4808 S. Thompson   Springdale             AR       72764      Mixed Use
  208      455-462 South Ludlow Street              Columbus               OH       43215      Office

  241      558 McQueen Smith Road                   Prattville             AL       36066      Self Storage
  241      1040 Highway 14                          Elmore                 AL       36054      Self Storage
  241      3140 Highway 14                          Millbrook              AL       36054      Self Storage
  241      3236 Deatsville Highway                  Deatsville             AL       36022      Self Storage
  248      14415 SE Mill Plain Boulevard            Vancouver              WA       98684      Retail
  250      2364 South Loop West                     Houston                TX       77054      Hospitality
  263      322 S. Kendall Avenue                    Kalamazoo              MI       49006      Multifamily
  266      1101-1119 Gannon Drive                   Festus                 MO       63028      Retail
  271      909 Chugach Way                          Anchorage              AK       99503      Manufactured Housing Community
  298      9411 8th Avenue South                    Seattle                WA       98108      Industrial
  301      51 Pent Highway                          Wallingford            CT       06492      Industrial
  303      10191 Park Run Drive                     Las Vegas              NV       89145      Office


                                                                                                                  Percent
Mortgage                                                                    Year                 Percent         Leased as
Loan No.    Property Sub-Type                 Units/SF(5) Year Built      Renovated              Leased(6)       of Date(6)
------------------------------------------------------------------------------------------------------------------------------------
   6        Flex                                 757,566     1942            NAP                  100.0%         01/31/2007
   6        Flex                                 275,184     1976            NAP                   99.8%         01/31/2007
   6        Flex                                 254,000     1976            NAP                  100.0%         01/31/2007
   6        Flex                                 249,630     1976            NAP                  100.0%         01/31/2007
   6        Flex                                 207,915     1976            NAP                  100.0%         01/31/2007
   6        Flex                                 183,207     1976            NAP                  100.0%         01/31/2007
   6        Flex                                 108,424     1976            NAP                  100.0%         01/31/2007
   6        Flex                                  69,662     1976            NAP                   80.7%         01/31/2007
   6        Flex                                  42,992     1976            NAP                  100.0%         01/31/2007
   18       Full Service                             331     1986            NAP                   70.0%         12/31/2006
   31       Garden                                   240     1991            NAP                   93.3%         01/28/2007
   39       Shadow Anchored                      196,325     1997            NAP                  100.0%         03/12/2007
   44       Garden                                   360     1985            NAP                   93.6%         03/23/2007
   58       Student Housing                          232     1974            NAP                   93.5%         02/01/2007
   59       Office/Retail                         70,926     1985            NAP                   98.9%         12/31/2006
  104       Medical                               44,834     2006            NAP                   92.6%         01/23/2007
  107       Suburban                              86,840     1987           2004                   98.6%         01/09/2007

  109       Unanchored                            20,260     2006            NAP                   78.0%         01/10/2007
  110       Unanchored                            13,876     2003            NAP                  100.0%         01/10/2007
  111       Unanchored                             9,731     2005            NAP                  100.0%         01/10/2007
  114       Land                                 435,281      NAP            NAP                  100.0%         02/15/2007
  119       Anchored                              66,874     1993            NAP                  100.0%         03/25/2007
  122       Anchored                              68,113     1980           2005                   91.3%         03/09/2007
  125       Suburban                             100,602     1979           2007                   88.7%         03/13/2007
  139       Self Storage                         150,370     2003            NAP                   91.0%         01/30/2007
  140       Shadow Anchored                      103,494     1995            NAP                   95.7%         02/14/2007
  156       Suburban                              83,713     1985            NAP                   98.4%         02/23/2007
  161       Office/Retail                         17,630     1935           2004                  100.0%         12/31/2006

  166       Free Standing                         10,722     1997            NAP                  100.0%         12/30/2006
  166       Free Standing                         10,722     1997            NAP                  100.0%         12/30/2006
  166       Free Standing                         10,722     1997            NAP                  100.0%         12/30/2006
  176       Medical                               46,927     1989           2006                  100.0%         03/14/2007
  198       Office/Retail                         47,009     1997           2004                   97.0%         02/19/2007
  208       Urban                                 33,915     1900           2000                   87.3%         03/28/2007

  241       Self Storage                          34,000  2001, 2003         NAP                   89.0%         04/02/2007
  241       Self Storage                          31,300  1999, 2005         NAP                   84.0%         04/02/2007
  241       Self Storage                          20,050     1997            NAP                   95.0%         04/02/2007
  241       Self Storage                          22,050  1998, 2005         NAP                   76.0%         04/02/2007
  248       Unanchored                            36,030     1987            NAP                  100.0%         02/27/2007
  250       Limited Service                          106     1965           2005                   46.3%         12/31/2006
  263       Student Housing                          129     1966            NAP                   93.0%         02/28/2007
  266       Shadow Anchored                       18,519     2004            NAP                  100.0%         01/05/2007
  271       Manufactured Housing Community            80     1960            NAP                   91.3%         02/26/2007
  298       Warehouse                             42,808     1968            NAP                  100.0%         02/01/2007
  301       Warehouse                             24,982     1991            NAP                  100.0%         02/09/2007
  303       Suburban                              10,195     2004            NAP                  100.0%         04/01/2007


                                                      Cut-Off Date
Mortgage   Security         Lien        Related       Balance  per                   First Payment     First Payment      Maturity
Loan No.   Type(7)        Position   Borrower List     Unit or SF     Note Date       Date (P&I)(8)     Date (IO)(8)         Date
------------------------------------------------------------------------------------------------------------------------------------
                                                                      03/14/2007       05/05/2012        05/05/2007      04/05/2017
   6         Fee            First         NAP                $47      03/14/2007       05/05/2012        05/05/2007      04/05/2017
   6         Fee            First         NAP                $47      03/14/2007       05/05/2012        05/05/2007      04/05/2017
   6         Fee            First         NAP                $47      03/14/2007       05/05/2012        05/05/2007      04/05/2017
   6         Fee            First         NAP                $47      03/14/2007       05/05/2012        05/05/2007      04/05/2017
   6         Fee            First         NAP                $47      03/14/2007       05/05/2012        05/05/2007      04/05/2017
   6         Fee            First         NAP                $47      03/14/2007       05/05/2012        05/05/2007      04/05/2017
   6         Fee            First         NAP                $47      03/14/2007       05/05/2012        05/05/2007      04/05/2017
   6         Fee            First         NAP                $47      03/14/2007       05/05/2012        05/05/2007      04/05/2017
   6         Fee            First         NAP                $47      03/14/2007       05/05/2012        05/05/2007      04/05/2017
   18        Fee            First         NAP           $105,740      03/27/2007           NAP           05/05/2007      04/05/2017
   31        Fee            First         NAP            $95,833      02/21/2007           NAP           04/05/2007      03/05/2017
   39        Fee            First         NAP               $102      04/25/2007           NAP           06/05/2007      05/05/2017
   44        Fee            First         NAP            $52,778      03/29/2007       05/05/2014        05/05/2007      04/05/2017
   58        Fee            First         NAP            $64,655      04/04/2007           NAP           05/05/2007      04/05/2017
   59        Fee            First         NAP               $211      03/13/2007           NAP           05/05/2007      04/05/2017
  104        Fee            First         NAP               $198      12/15/2006       02/05/2007           NAP          01/05/2017
  107        Fee            First         NAP               $101      02/22/2007       04/05/2009        04/05/2007      03/05/2017
                                                                      01/11/2007       03/05/2007           NAP          02/05/2017
  109        Fee            First    109, 110, 111          $196      01/11/2007       03/05/2007           NAP          02/05/2017
  110        Fee            First    109, 110, 111          $196      01/11/2007       03/05/2007           NAP          02/05/2017
  111        Fee            First    109, 110, 111          $196      01/11/2007       03/05/2007           NAP          02/05/2017
  114        Fee/Leasehold  First         NAP                $20      03/22/2007       05/05/2007           NAP          04/05/2017
  119        Fee            First         NAP               $121      04/17/2007       06/05/2011        06/05/2007      05/05/2017
  122        Fee            First         NAP               $117      04/19/2007           NAP           06/05/2007      05/05/2017
  125        Fee            First         NAP                $80      02/06/2007       04/05/2009        04/05/2007      03/05/2017
  139        Fee            First         NAP                $48      02/28/2007       04/05/2012        04/05/2007      03/05/2017
  140        Fee            First         NAP                $68      03/01/2007       04/05/2012        04/05/2007      03/05/2017
  156        Fee            First         NAP                $76      03/08/2007       05/05/2007           NAP          04/05/2017
  161        Fee            First         NAP               $340      04/25/2007       06/05/2007           NAP          05/05/2017
                                                                      02/28/2007       04/05/2007           NAP          03/05/2017
  166        Fee            First         NAP               $182      02/28/2007       04/05/2007           NAP          03/05/2017
  166        Fee            First         NAP               $182      02/28/2007       04/05/2007           NAP          03/05/2017
  166        Fee            First         NAP               $182      02/28/2007       04/05/2007           NAP          03/05/2017
  176        Fee            First         NAP               $120      03/14/2007       05/05/2012        05/05/2007      04/05/2017
  198        Fee            First         NAP               $106      03/05/2007       04/05/2007           NAP          03/05/2017
  208        Fee            First         NAP               $136      03/30/2007       05/05/2009        05/05/2007      04/05/2017
                                                                      04/10/2007       06/05/2007           NAP          05/05/2017
  241        Fee            First         NAP                $35      04/10/2007       06/05/2007           NAP          05/05/2017
  241        Fee            First         NAP                $35      04/10/2007       06/05/2007           NAP          05/05/2017
  241        Fee            First         NAP                $35      04/10/2007       06/05/2007           NAP          05/05/2017
  241        Fee            First         NAP                $35      04/10/2007       06/05/2007           NAP          05/05/2017
  248        Fee            First         NAP                $98      03/28/2007           NAP           05/05/2007      04/05/2017
  250        Fee            First         NAP            $32,971      03/29/2007       05/05/2007           NAP          04/05/2017
  263        Fee            First    151, 263, 338       $24,806      03/29/2007       05/05/2012        05/05/2007      04/05/2017
  266        Fee            First         NAP               $170      02/01/2007       03/05/2010        03/05/2007      02/05/2017
  271        Fee            First         NAP            $37,500      04/19/2007       06/05/2007           NAP          05/05/2012
  298        Fee            First         NAP                $63      03/23/2007       05/01/2007           NAP          04/01/2017
  301        Fee            First         NAP               $105      02/23/2007       04/05/2012        04/05/2007      03/05/2017
  303        Fee            First         NAP               $255      04/18/2007       06/05/2007           NAP          05/05/2017


                                                                                   Original     Remaining     Original    Remaining
Mortgage     Due      Grace        ARD         Lockbox                              Term to      Term to       Amort.       Amort.
Loan No.    Date    Period(9)     Loan         Status           Lockbox Type       Maturity     Maturity      Term(10)       Term
------------------------------------------------------------------------------------------------------------------------------------
                                              In-Place              Hard              120          119          360          360
   6          5         0          No         In-Place              Hard              120          119          360          360
   6          5         0          No         In-Place              Hard              120          119          360          360
   6          5         0          No         In-Place              Hard              120          119          360          360
   6          5         0          No         In-Place              Hard              120          119          360          360
   6          5         0          No         In-Place              Hard              120          119          360          360
   6          5         0          No         In-Place              Hard              120          119          360          360
   6          5         0          No         In-Place              Hard              120          119          360          360
   6          5         0          No         In-Place              Hard              120          119          360          360
   6          5         0          No         In-Place              Hard              120          119          360          360
   18         5         0          No         Springing             Hard              120          119           IO           IO
   31         5         0          No           None                NAP               120          118           IO           IO
   39         5         0          No         In-Place              Hard              120          120           IO           IO
   44         5         15         No           None                NAP               120          119          360          360
   58         5         0          No         Springing             Hard              120          119           IO           IO
   59         5         0          No         In-Place     Soft, Springing to Hard    120          119           IO           IO
  104         5         0          No           None                NAP               120          116          360          356
  107         5         0          No           None                NAP               120          118          360          360
                                                None                NAP               120          117          360          357
  109         5         0          No           None                NAP               120          117          360          357
  110         5         0          No           None                NAP               120          117          360          357
  111         5         0          No           None                NAP               120          117          360          357
  114         5         0          No           None                NAP               120          119          300          299
  119         5         0          No           None                NAP               120          120          360          360
  122         5         0          No           None                NAP               120          120           IO           IO
  125         5         0          No           None                NAP               120          118          360          360
  139         5         0          No           None                NAP               120          118          360          360
  140         5         0          No           None                NAP               120          118          360          360
  156         5         0          No           None                NAP               120          119          360          359
  161         5         0          No           None                NAP               120          120          360          360
                                                None                NAP               120          118          360          358
  166         5         0          No           None                NAP               120          118          360          358
  166         5         0          No           None                NAP               120          118          360          358
  166         5         0          No           None                NAP               120          118          360          358
  176         5         0          No         In-Place              Hard              120          119          360          360
  198         5         0          No           None                NAP               120          118          360          358
  208         5         0          No           None                NAP               120          119          360          360
                                                None                NAP               120          120          360          360
  241         5         0          No           None                NAP               120          120          360          360
  241         5         0          No           None                NAP               120          120          360          360
  241         5         0          No           None                NAP               120          120          360          360
  241         5         0          No           None                NAP               120          120          360          360
  248         5         0          No           None                NAP               120          119           IO           IO
  250         5         0          No           None                NAP               120          119          300          299
  263         5         0          No           None                NAP               120          119          360          360
  266         5         0          No           None                NAP               120          117          360          360
  271         5         0          No           None                NAP               60           60           300          300
  298         1         5          No           None                NAP               120          119          360          359
  301         5         0          No         Springing             Hard              120          118          360          360
  303         5         0          No           None                NAP               120          120          360          360


                            Monthly        Monthly                   Third Most        Second          Second             Most
Mortgage     Mortgage       Payment        Payment      Third Most   Recent NOI         Most        Most Recent          Recent
Loan No.         Rate          (P&I)           (IO)     Recent NOI    End Date       Recent NOI     NOI End Date           NOI
------------------------------------------------------------------------------------------------------------------------------------
               5.465%      $565,595       $461,742
   6           5.465%      $111,349        $90,904      $1,825,631   12/31/2004      $2,042,724      12/31/2005        $1,881,767
   6           5.465%       $87,383        $71,338      $1,425,017   12/31/2004      $1,448,682      12/31/2005        $1,449,715
   6           5.465%       $79,272        $64,716        $924,322   12/31/2004      $1,102,853      12/31/2005        $1,188,755
   6           5.465%       $78,903        $64,415        $766,868   12/31/2004      $1,118,905      12/31/2005        $1,129,627
   6           5.465%       $75,953        $62,007        $882,699   12/31/2004        $912,322      12/31/2005          $865,146
   6           5.465%       $55,306        $45,151        $365,600   12/31/2004        $704,132      12/31/2005          $832,632
   6           5.465%       $31,709        $25,886        $471,901   12/31/2004        $448,459      12/31/2005          $507,489
   6           5.465%       $27,653        $22,575        $333,890   12/31/2004        $439,733      12/31/2005          $390,692
   6           5.465%       $18,067        $14,749        $258,680   12/31/2004        $251,519      12/31/2005          $264,954
   18          5.650%           NAP       $167,080      $3,698,559   12/31/2004      $3,919,995      12/31/2005        $4,971,256
   31          5.730%           NAP       $111,350      $1,626,628   12/31/2004      $1,717,218      12/31/2005        $1,847,825
   39          5.530%           NAP        $93,447      $1,120,950   12/31/2004      $1,482,660      12/31/2005        $1,432,056
   44          5.690%      $110,156        $91,343      $1,244,199   12/31/2004      $1,251,442      12/31/2005        $1,394,798
   58          5.593%           NAP        $70,877             NAP       NAP           $977,412      12/31/2005          $995,645
   59          5.570%           NAP        $70,592             NAP       NAP         $1,148,393      12/31/2005        $1,273,460
  104          6.290%       $55,031            NAP             NAP       NAP                NAP          NAP                  NAP
  107          5.910%       $52,015        $43,742        $621,189   12/31/2004        $875,197      12/31/2005          $961,171
               5.800%       $50,578            NAP
  109          5.800%       $27,636            NAP             NAP       NAP                NAP          NAP                  NAP
  110          5.800%       $12,733            NAP             NAP       NAP                NAP          NAP             $113,084
  111          5.800%       $10,210            NAP             NAP       NAP                NAP          NAP              $51,559
  114          5.720%       $53,320            NAP        $765,738   12/31/2004        $764,024      12/31/2005          $783,337
  119          5.730%       $47,167        $39,215        $877,147   12/31/2004        $687,720      12/31/2005          $767,212
  122          5.590%           NAP        $37,784      $1,077,158   12/31/2004      $1,112,505      12/31/2005        $1,092,337
  125          5.600%       $45,926        $37,852             NAP       NAP           $546,831      12/31/2005          $590,789
  139          5.580%       $41,243        $33,945             NAP       NAP           $415,897      12/31/2005          $733,470
  140          5.640%       $40,622        $33,571        $138,870   12/31/2004        $659,496      12/31/2005          $673,103
  156          5.800%       $37,552            NAP        $505,607   12/31/2004        $539,283      12/31/2005          $675,662
  161          5.890%       $35,550            NAP             NAP       NAP                NAP          NAP                  NAP
               5.900%       $34,776            NAP
  166          5.900%       $12,603            NAP        $149,080   12/31/2004        $151,230      12/31/2005          $156,241
  166          5.900%       $11,316            NAP        $158,811   12/31/2004        $155,310      12/31/2005          $164,258
  166          5.900%       $10,857            NAP        $172,774   12/31/2004        $175,372      12/31/2005          $183,591
  176          5.740%       $32,936        $27,401        $323,122   12/31/2004        $451,986      12/31/2005          $422,974
  198          5.630%       $28,799            NAP        $487,846   12/31/2004        $497,106      12/31/2005          $493,731
  208          5.700%       $26,698        $22,153        $303,302   12/31/2004        $312,043      12/31/2005          $363,678
               6.050%       $22,604            NAP
  241          6.050%       $13,110            NAP        $180,834   12/31/2004        $178,821      12/31/2005          $177,596
  241          6.050%        $4,069            NAP         $56,121   12/31/2004         $55,496      12/31/2005           $55,116
  241          6.050%        $2,712            NAP         $37,414   12/31/2004         $36,998      12/31/2005           $36,744
  241          6.050%        $2,712            NAP         $37,414   12/31/2004         $36,998      12/31/2005           $36,744
  248          5.580%           NAP        $16,642        $452,842   12/31/2004        $441,407      12/25/2005          $493,774
  250          5.950%       $22,444            NAP             NAP       NAP           $642,540      12/31/2005          $580,056
  263          5.850%       $18,878        $15,817        $373,132   12/31/2005        $307,574      12/31/2006          $286,634
  266          5.900%       $18,713        $15,728             NAP       NAP                NAP          NAP             $293,279
  271          6.180%       $19,660            NAP         $69,029   12/31/2004        $280,502      12/31/2005          $348,654
  298          6.000%       $16,188            NAP        $256,370   12/31/2004        $263,210      12/31/2005          $172,097
  301          6.080%       $15,934        $13,536             NAP       NAP                NAP          NAP                  NAP
  303          6.120%       $15,789            NAP        $256,115   12/31/2004        $247,201      12/31/2005          $241,330


                Most Recent
Mortgage          NOI End             Underwritten    Underwritten    Underwritable     Underwritten   Underwritable      Balloon
Loan No.            Date                  EGI           Expenses            NOI           Reserves       Cash Flow        Balance
------------------------------------------------------------------------------------------------------------------------------------
                                      $10,622,729      $2,371,975       $8,250,753        $939,611       $7,311,142     $92,984,919
   6         T-12 (12/31/2006)         $3,013,532        $722,881       $2,290,651        $317,002       $1,973,649     $18,306,028
   6         T-12 (12/31/2006)         $1,796,878        $336,288       $1,460,590        $139,292       $1,321,298     $14,365,988
   6         T-12 (12/31/2006)         $1,591,360        $285,005       $1,306,355         $53,449       $1,252,906     $13,032,436
   6         T-12 (12/31/2006)           $750,972        $249,581         $501,391        $101,328         $400,063     $12,971,820
   6         T-12 (12/31/2006)         $1,161,676        $251,835         $909,841        $122,869         $786,972     $12,486,892
   6         T-12 (12/31/2006)         $1,084,880        $200,799         $884,082        $108,127         $775,955      $9,092,397
   6         T-12 (12/31/2006)           $649,422        $137,313         $512,108         $60,162         $451,946      $5,212,975
   6         T-12 (12/31/2006)           $277,448        $109,202         $168,246         $16,539         $151,707      $4,546,199
   6         T-12 (12/31/2006)           $296,561         $79,071         $217,489         $20,843         $196,646      $2,970,183
   18        T-12 (12/31/2006)        $17,622,401     $13,165,313       $4,457,089        $704,896       $3,752,193     $35,000,000
   31        T-12 (11/30/2006)         $3,050,881      $1,142,937       $1,907,944         $61,650       $1,846,293     $23,000,000
   39        T-12 (12/31/2006)         $2,990,228      $1,118,642       $1,871,587        $157,796       $1,713,791     $20,000,000
   44        T-12 (12/31/2006)         $2,658,588      $1,199,638       $1,458,950         $99,766       $1,359,184     $18,286,513
   58        T-12 (12/31/2006)         $2,291,858      $1,009,395       $1,282,463         $46,400       $1,236,063     $15,000,000
   59        T-12 (12/13/2006)         $1,753,629        $499,964       $1,253,665        $136,020       $1,117,645     $15,000,000
  104               NAP                $1,264,825        $424,263         $840,562         $38,432         $802,130      $7,625,179
  107        T-12 (12/31/2006)         $1,662,698        $722,869         $939,829        $136,911         $802,918      $7,764,872
                                       $1,152,552        $365,732         $786,820         $58,195         $728,626      $7,280,386
  109               NAP                  $547,034        $124,576         $422,458         $24,588         $397,871      $3,978,030
  110   T-9 (09/30/2006) Annualized      $340,263        $138,204         $202,059         $18,591         $183,468      $1,832,765
  111   T-6 (06/26/2006) Annualized      $265,255        $102,952         $162,303         $15,016         $147,287      $1,469,591
  114        T-12 (12/31/2006)         $1,019,549        $178,964         $840,585         $20,056         $820,529      $6,542,442
  119        T-12 (12/31/2006)         $1,110,035        $372,025         $738,010         $59,364         $678,646      $7,432,208
  122        T-12 (12/31/2006)         $1,409,832        $330,877       $1,078,955         $66,781       $1,012,174      $8,000,000
  125        T-12 (12/31/2006)         $1,421,706        $667,774         $753,931         $91,576         $662,355      $7,040,622
  139        T-12 (12/31/2006)           $964,766        $249,338         $715,428         $22,552         $692,876      $6,708,976
  140        T-12 (12/31/2006)           $807,778        $169,211         $638,567         $87,518         $551,049      $6,570,000
  156        T-12 (12/31/2006)         $1,123,577        $507,208         $616,369         $75,249         $541,120      $5,407,237
  161               NAP                  $720,647        $145,481         $575,166         $14,914         $560,252      $5,084,089
                                         $578,578         $84,718         $493,860         $15,410         $478,450      $4,971,196
  166        T-12 (12/31/2006)           $181,216         $27,193         $154,023          $5,141         $148,882      $1,801,562
  166        T-12 (12/31/2006)           $187,943         $27,067         $160,876          $5,177         $155,699      $1,617,626
  166        T-12 (12/31/2006)           $209,419         $30,458         $178,961          $5,092         $173,869      $1,552,008
  176        T-12 (12/31/2006)           $796,022        $286,863         $509,159         $37,516         $471,643      $5,273,564
  198        T-12 (11/30/2006)           $685,533        $207,834         $477,699         $45,836         $431,863      $4,205,218
  208        T-12 (12/31/2006)           $649,284        $214,734         $434,550         $40,858         $393,692      $4,055,625
                                         $574,700        $207,574         $367,126         $16,095         $351,031      $3,192,511
  241        T-12 (12/31/2006)           $333,326        $120,393         $212,933          $9,336         $203,597      $1,851,656
  241        T-12 (12/31/2006)           $103,446         $37,363          $66,083          $2,897          $63,186        $574,652
  241        T-12 (12/31/2006)            $68,964         $24,909          $44,055          $1,931          $42,124        $383,101
  241        T-12 (12/31/2006)            $68,964         $24,909          $44,055          $1,931          $42,124        $383,101
  248        T-12 (12/25/2006)           $642,636        $172,551         $470,085         $33,905         $436,181      $3,530,000
  250        T-12 (12/31/2006)         $1,332,317        $862,198         $470,118         $73,277         $396,841      $2,715,022
  263         T-12 (2/28/2007)           $738,300        $442,343         $295,957         $28,268         $267,689      $2,991,212
  266   T-11 (11/29/2006) Annualized     $377,319         $89,412         $287,907         $16,187         $271,721      $2,849,421
  271        T-12 (12/31/2006)           $605,538        $292,792         $312,746         $26,058         $286,688      $2,726,254
  298        T-12 (12/31/2006)           $346,307         $84,298         $262,009         $22,130         $239,879      $2,294,680
  301               NAP                  $283,886         $36,227         $247,660          $4,974         $242,686      $2,471,881
  303        T-12 (12/31/2006)           $316,961         $76,948         $240,013         $12,266         $227,747      $2,217,970


Mortgage        Current         Source of       Valuation                                                  Lease
Loan No.       Value(11)        Value(11)         Date            Largest Tenant(12)                   Expiration Dat    % NSF
------------------------------------------------------------------------------------------------------------------------------------
             $153,400,000
   6          $30,200,000       Appraisal      02/01/2007        Azteca Production Int'l, Inc            12/31/2008        35.7%
   6          $23,700,000       Appraisal      02/01/2007        Springs Global, US, Inc                 02/29/2012        39.5%
   6          $21,500,000       Appraisal      02/01/2007        Sugar Foods Corporation                 01/31/2015       100.0%
   6          $21,400,000       Appraisal      02/01/2007        Arden-MayFair, Inc.                     01/31/2011        51.0%
   6          $20,600,000       Appraisal      02/01/2007        York Casket Company                     08/31/2008        14.5%
   6          $15,000,000       Appraisal      02/01/2007        Mojave Foods Corporation                09/30/2015        57.3%
   6           $8,600,000       Appraisal      02/01/2007        Mojave Foods Corporation                09/30/2015       100.0%
   6           $7,500,000       Appraisal      02/01/2007        Ingredients International, Inc.         01/31/2007        33.8%
   6           $4,900,000       Appraisal      02/01/2007        Interphase Environmental                11/30/2009        29.9%
   18         $55,000,000       Appraisal      02/15/2007        NAP                                         NAP            NAP
   31         $28,331,000       Appraisal      12/15/2006        NAP                                         NAP            NAP
   39         $29,600,000       Appraisal      01/23/2007        B Fabulous (J.A.B. Ventures)            03/31/2017        17.0%
   44         $23,800,000       Appraisal      03/07/2007        NAP                                         NAP            NAP
   58         $18,850,000       Appraisal      01/30/2007        NAP                                         NAP            NAP
   59         $18,650,000       Appraisal      01/23/2007        General Services Division               06/30/2011        28.7%
  104         $11,350,000       Appraisal      08/11/2006        West Oakland Internists                 11/30/2021        13.0%
  107         $11,800,000       Appraisal      12/20/2006        MECS                                    12/31/2010        73.3%
              $11,600,000
  109          $6,260,000       Appraisal      11/20/2006        Six Day Dental                          05/31/2016        39.5%
  110          $2,950,000       Appraisal      11/20/2006        Veracruz Cafe                           08/31/2009        20.1%
  111          $2,390,000       Appraisal      11/20/2006        To the Max Footwear                     11/01/2008        21.0%
  114         $13,750,000       Appraisal      02/11/2007        Colorado Cinema Group LLC               11/30/2016       100.0%
  119         $10,900,000       Appraisal      01/08/2007        Marc Glassman, Inc.                     12/31/2013        49.8%
  122         $17,990,000       Appraisal      01/24/2007        World Market                            01/31/2012        26.5%
  125         $10,000,000       Appraisal      01/03/2007        Crawford Hoying LTD                     12/31/2011        11.7%
  139          $9,100,000       Appraisal      01/15/2007        NAP                                         NAP            NAP
  140          $9,150,000       Appraisal      12/28/2006        Hobby Lobby                             02/28/2014        58.2%
  156          $8,000,000       Appraisal      01/04/2007        Brockman Coats Gedelian                 11/30/2011        30.4%
  161          $8,500,000       Appraisal      11/25/2006        Karaoke and Restaurant (Retail)         11/30/2019        36.9%
               $7,530,000
  166          $2,350,000       Appraisal      01/17/2007        CVS (Edinburgh)                         11/30/2017       100.0%
  166          $2,450,000       Appraisal      01/17/2007        CVS (Tipton)                            11/30/2017       100.0%
  166          $2,730,000       Appraisal      01/17/2007        CVS (Brazil)                            12/31/2017       100.0%
  176          $7,100,000       Appraisal      01/12/2007        Orlando Regional Health                 06/30/2008        27.8%
  198          $6,300,000       Appraisal      01/18/2007        BNSF Logistics, LLC                     01/14/2008        33.4%
  208          $6,100,000       Appraisal      12/28/2006        Chute Gerdeman                          06/30/2014        56.7%
               $5,000,000
  241          $2,900,000       Appraisal      01/24/2007        NAP                                         NAP            NAP
  241            $900,000       Appraisal      01/24/2007        NAP                                         NAP            NAP
  241            $600,000       Appraisal      01/24/2007        NAP                                         NAP            NAP
  241            $600,000       Appraisal      01/24/2007        NAP                                         NAP            NAP
  248          $6,525,000       Appraisal      01/12/2007        Oregon Hotspring Spas                   07/20/2012        16.3%
  250          $5,000,000       Appraisal      01/04/2007        NAP                                         NAP            NAP
  263          $4,250,000       Appraisal      01/24/2007        NAP                                         NAP            NAP
  266          $4,000,000       Appraisal      12/20/2006        Crystal City ASC                        09/30/2016        26.1%
  271          $3,975,000       Appraisal      12/21/2006        NAP                                         NAP            NAP
  298          $3,500,000       Appraisal      01/24/2007        Western United Fish Company             08/31/2008        69.6%
  301          $3,300,000       Appraisal      01/03/2007        DHL Express (USA)                       07/30/2011       100.0%
  303          $3,600,000       Appraisal      01/31/2007        Main Amundson, CPAs                     02/28/2019        78.9%


Mortgage                                          Lease                                                         Lease
Loan No.   Second Largest Tenant(12)         Expiration Dat     % NSF     Third Largest Tenant(12)          Expiration Date   % NSF
------------------------------------------------------------------------------------------------------------------------------------

   6        C2C Corporation                     06/30/2011      33.1%     Larry Hansel Clothing Co            08/31/2007       13.3%
   6        Progressive Produce Corp            06/30/2010      38.7%     Iron Mountain Records Mgmt Inc      07/31/2016       21.7%
   6        NAP                                     NAP          NAP      NAP                                     NAP           NAP
   6        SAP Trading, Inc.                   11/30/2007      49.0%     NAP                                     NAP           NAP
   6        Rodeo Carpet Mills, Corp.           01/31/2012      14.1%     World Wide Technology, Inc.         04/30/2007       12.9%
   6        Springs Global, US, Inc             02/29/2012      42.7%     NAP                                     NAP           NAP
   6        NAP                                     NAP          NAP      NAP                                     NAP           NAP
   6        ITW Ramset                          06/30/2009      19.3%     Rossini Wheels and Accessories      04/30/2009        9.6%
   6        MH Metals, Inc                      03/14/2008      22.3%     2 Global Imports                    06/30/2007       11.2%
   18       NAP                                     NAP          NAP      NAP                                     NAP           NAP
   31       NAP                                     NAP          NAP      NAP                                     NAP           NAP
   39       A.C. Moore Incorporated             06/30/2009      14.3%     Yoke L. Hong                        08/31/2009        7.5%
   44       NAP                                     NAP          NAP      NAP                                     NAP           NAP
   58       NAP                                     NAP          NAP      NAP                                     NAP           NAP
   59       Enterprise Rent-A-Car               10/31/2010      16.6%     Children's Medical Associates       10/31/2012        8.9%
  104       Health First Imaging Center         11/30/2016      11.8%     Parmod Mukhi                        12/31/2021        8.4%
  107       Suburban Journals                   12/31/2011      25.3%     NAP                                     NAP           NAP

  109       NAP                                     NAP         13.3%     Voila Bakery                        02/28/2011       11.4%
  110       The Ranch Steakhouse                12/31/2011      16.9%     Visual Expressions                  12/31/2011       14.7%
  111       HSBC Financial                      07/31/2011      20.9%     Check N Go                          10/31/2011       16.2%
  114       NAP                                     NAP          NAP      NAP                                     NAP           NAP
  119       Jo-Ann Stores, Inc.                 12/31/2008      16.7%     Pet Supplies Plus                   01/31/2012        7.2%
  122       David's Bridal                      10/31/2013      17.8%     El Torito Restaurant                08/31/2010       11.0%
  125       Lane Executive Center               07/31/2009       8.3%     Merrill Lynch, Pierce, Fenner       03/31/2012        7.8%
  139       NAP                                     NAP          NAP      NAP                                     NAP           NAP
  140       K&G Men's Co.                       02/28/2015      20.1%     Dollar Tree                         02/29/2012       13.0%
  156       Crain Communications                02/28/2009      22.0%     Cedarwood Development               06/30/2009       21.8%
  161       Caleb Chung Podiatrist (Office      10/31/2015       8.5%     Hanmi Medical Associates (Offi      11/04/2019        8.5%

  166       NAP                                     NAP          NAP      NAP                                     NAP           NAP
  166       NAP                                     NAP          NAP      NAP                                     NAP           NAP
  166       NAP                                     NAP          NAP      NAP                                     NAP           NAP
  176       Physician Associates                10/31/2011      13.5%     Miller's School Supplies            10/31/2009        9.4%
  198       USDA                                02/15/2008      17.1%     Fabric Gallery                      09/30/2008        7.2%
  208       Myers Schmalenberger                12/31/2016      30.6%     NAP                                     NAP           NAP

  241       NAP                                     NAP          NAP      NAP                                     NAP           NAP
  241       NAP                                     NAP          NAP      NAP                                     NAP           NAP
  241       NAP                                     NAP          NAP      NAP                                     NAP           NAP
  241       NAP                                     NAP          NAP      NAP                                     NAP           NAP
  248       Vizmart Inc.                        10/31/2009       9.4%     Village Vendor                      06/30/2010        9.4%
  250       NAP                                     NAP          NAP      NAP                                     NAP           NAP
  263       NAP                                     NAP          NAP      NAP                                     NAP           NAP
  266       Dental Group, Inc.                  01/31/2008      24.4%     Armed Forces Career Center          01/31/2010       13.0%
  271       NAP                                     NAP          NAP      NAP                                     NAP           NAP
  298       Pacific Strapping                   02/28/2019      30.4%     NAP                                     NAP           NAP
  301       NAP                                     NAP          NAP      NAP                                     NAP           NAP
  303       Carina Homes                        12/31/2008      21.1%     NAP                                     NAP           NAP


                                           Capital       TI/LC
            Insurance      Tax           Expenditure     Escrow
Mortgage      Escrow      Escrow       Escrow in Place  in Place
Loan No.    in Place   in Place(13)          (14)         (15)     Other Escrow Description(16)
------------------------------------------------------------------------------------------------------------------------------------


   6            No          No                No           No      NAP
   6            No          No                No           No      NAP
   6            No          No                No           No      NAP
   6            No          No                No           No      NAP
   6            No          No                No           No      NAP
   6            No          No                No           No      NAP
   6            No          No                No           No      NAP
   6            No          No                No           No      NAP
   6            No          No                No           No      NAP
   18          Yes         Yes                No           No      NAP
   31          Yes         Yes                Yes          No      Roof Replacement Reserve, Extra Monthly Payment Reserve
   39          Yes         Yes                Yes          Yes     NAP
   44           No         Yes                Yes          No      NAP
   58          Yes         Yes                No           No      Debt Service Reserve, Sweep Reserve
   59           No         Yes                No           No      NAP
  104          Yes         Yes                Yes          Yes     NAP
  107           No          No                No           Yes     Suburban Journals TI Reserve

  109          Yes         Yes                Yes          Yes     Peek a Boutique Reserve, Texas Best Martial Arts Academy Reserve
  110          Yes         Yes                Yes          Yes     NAP
  111          Yes         Yes                Yes          Yes     Check N Go Reserve
  114           No          No                No           No      NAP
  119          Yes         Yes                Yes          Yes     NAP
  122          Yes         Yes                No           No      NAP
  125          Yes         Yes                Yes          Yes     Morgan Hubble Reserve
  139          Yes         Yes                Yes          No      NAP
  140          Yes         Yes                Yes          Yes     NAP
  156          Yes         Yes                Yes          Yes     NAP
  161          Yes         Yes                Yes          No      NAP

  166           No          No                Yes          Yes     NAP
  166           No          No                Yes          Yes     NAP
  166           No          No                Yes          Yes     NAP
  176          Yes         Yes                Yes          Yes     NAP
  198          Yes         Yes                Yes          Yes     NAP
  208           No         Yes                No           Yes     TI Reserve, Occupancy Reserve, Rent Reserve

  241          Yes         Yes                Yes          No      NAP
  241          Yes         Yes                Yes          No      NAP
  241          Yes         Yes                Yes          No      NAP
  241          Yes         Yes                Yes          No      NAP
  248          Yes         Yes                No           No      NAP
  250          Yes         Yes                Yes          No      NAP
  263          Yes         Yes                Yes          No      Seasonality Reserve
  266           No          No                No           Yes     NAP
  271          Yes         Yes                No           No      NAP
  298          Yes         Yes                No           No      NAP
  301           No          No                No           No      DHL Re-Leasing Reserve
  303          Yes         Yes                No           No      NAP


                                             Initial Capital       Monthly Capital      Current Capital     Initial TI/LC
Mortgage         Springing Escrow              Expenditure        Expenditure Escrow     Expenditure            Escrow
Loan No.         Description(17)          Escrow Requirement(18)   Requirement(19)     Escrow Balance(20)   Requirement(21)
------------------------------------------------------------------------------------------------------------------------------------

   6       Tax, Insurance, CapEx, TI/LC                     $0                 $0                    $0                $0
   6       Tax, Insurance, CapEx, TI/LC                     $0                 $0                    $0                $0
   6       Tax, Insurance, CapEx, TI/LC                     $0                 $0                    $0                $0
   6       Tax, Insurance, CapEx, TI/LC                     $0                 $0                    $0                $0
   6       Tax, Insurance, CapEx, TI/LC                     $0                 $0                    $0                $0
   6       Tax, Insurance, CapEx, TI/LC                     $0                 $0                    $0                $0
   6       Tax, Insurance, CapEx, TI/LC                     $0                 $0                    $0                $0
   6       Tax, Insurance, CapEx, TI/LC                     $0                 $0                    $0                $0
   6       Tax, Insurance, CapEx, TI/LC                     $0                 $0                    $0                $0
   18                 CapEx                                 $0                 $0                    $0                $0
   31                  NAP                                  $0             $6,356              $218,979                $0
   39                 Other                                 $0             $2,454                    $0                $0
   44               Insurance                               $0             $8,313                $8,315                $0
   58              CapEx, Other                             $0                 $0                    $0                $0
   59     Insurance, CapEx, TI/LC, Other                    $0                 $0                    $0                $0
  104                  NAP                                  $0               $749                $2,249                $0
  107         Tax, Insurance, CapEx                         $0                 $0                    $0                $0

  109                  NAP                                  $0               $253                  $506                $0
  110                  NAP                                  $0               $173                  $346           $27,000
  111                  NAP                                  $0               $122                  $244           $14,000
  114                  NAP                                  $0                 $0                    $0                $0
  119                  NAP                                  $0             $1,337                    $0          $100,000
  122              CapEx, TI/LC                             $0                 $0                    $0                $0
  125                  NAP                            $600,000                 $0              $600,778          $250,000
  139                  NAP                             $22,500                 $0               $22,500                $0
  140                 Other                                 $0             $2,539                $2,359                $0
  156                  NAP                                  $0             $1,395                $1,395          $200,000
  161                  NAP                                  $0               $441                    $0                $0

  166             Tax, Insurance                       $25,096                $51               $25,704                $0
  166             Tax, Insurance                       $26,164                $53               $26,798                $0
  166             Tax, Insurance                       $29,154                $59               $29,861                $0
  176                 TI/LC                                 $0               $587                  $587     $142,000 (LOC)
  198                  NAP                                  $0               $746                  $746          $200,000
  208            Insurance, CapEx                           $0                 $0                    $0                $0

  241                  NAP                             $17,400               $778               $17,400                $0
  241                  NAP                              $5,400               $241                $5,400                $0
  241                  NAP                              $3,600               $161                $3,600                $0
  241                  NAP                              $3,600               $161                $3,600                $0
  248                 CapEx                                 $0                 $0                    $0                $0
  250                  NAP                                  $0             $5,551                $5,552                $0
  263                 CapEx                           $104,320                 $0              $104,369                $0
  266         Tax, Insurance, CapEx                         $0                 $0                    $0           $85,000
  271                 CapEx                                 $0                 $0                    $0                $0
  298              CapEx, TI/LC                             $0                 $0                    $0                $0
  301         Tax, Insurance, CapEx                         $0                 $0                    $0                $0
  303                 CapEx                                 $0                 $0                    $0                $0


                                                                                             ---------------------------------------
                                                                                                        Prepayment Code(25)
                                                                                             ---------------------------------------
            Monthly TI/LC       Current TI/LC                      Interest
Mortgage        Escrow              Escrow         Environmental   Accrual
Loan No.    Requirement(22)       Balance(23)        Insurance      Method     Seasoning(24)   LO    DEF        DEF/YM1      DEF/YM
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Actual/360         1         26     10           77
   6                $0                     $0            No       Actual/360         1         26     10           77
   6                $0                     $0            No       Actual/360         1         26     10           77
   6                $0                     $0            No       Actual/360         1         26     10           77
   6                $0                     $0            No       Actual/360         1         26     10           77
   6                $0                     $0            No       Actual/360         1         26     10           77
   6                $0                     $0            No       Actual/360         1         26     10           77
   6                $0                     $0            No       Actual/360         1         26     10           77
   6                $0                     $0            No       Actual/360         1         26     10           77
   6                $0                     $0            No       Actual/360         1         26     10           77
   18               $0                     $0            No       Actual/360         1         26     88
   31               $0                     $0            No       Actual/360         2         27     91
   39           $6,250                     $0            No       Actual/360         0         25     92
   44               $0                     $0            No       Actual/360         1         26     58
   58               $0                     $0            No       Actual/360         1         26     91
   59               $0                     $0            No       Actual/360         1         26     92
  104           $1,667                 $5,006            No       Actual/360         4         29
  107          $20,796                $41,603            No       Actual/360         2         27     90
                                                                  Actual/360         3         28
  109           $1,796                 $3,595            No       Actual/360         3         28
  110           $1,298                $29,644            No       Actual/360         3         28
  111           $1,130                $16,286            No       Actual/360         3         28
  114               $0                     $0            No       Actual/360         1         26     92
  119               $0               $100,019            No       Actual/360         0         25
  122               $0                     $0            No       Actual/360         0         25     92
  125          $10,514               $250,324            No       Actual/360         2         23
  139               $0                     $0            No       Actual/360         2         27     91
  140           $5,000                 $5,183            No       Actual/360         2         27     91
  156               $0               $200,166            No       Actual/360         1         23
  161               $0                     $0            No       Actual/360         0         25     93
                                                                  Actual/360         2         47
  166             $352                   $352            No       Actual/360         2         47
  166             $367                   $367            No       Actual/360         2         47
  166             $409                   $409            No       Actual/360         2         47
  176           $3,565                     $0            No       Actual/360         1         26     91
  198           $6,667               $200,175            No       Actual/360         2         27     90
  208           $2,778                 $2,779            No       Actual/360         1         26     92
                                                                  Actual/360         0         25     93
  241               $0                     $0            No       Actual/360         0         25     93
  241               $0                     $0            No       Actual/360         0         25     93
  241               $0                     $0            No       Actual/360         0         25     93
  241               $0                     $0            No       Actual/360         0         25     93
  248               $0                     $0            No       Actual/360         1         26     91
  250               $0                     $0            No       Actual/360         1         23
  263               $0                     $0            No       Actual/360         1         26     90
  266           $1,826                $85,000            No       Actual/360         3         28     90
  271               $0                     $0            No       Actual/360         0         25     32
  298               $0                 $2,000            No       Actual/360         1         26     91
  301               $0                     $0            No       Actual/360         2         27     89
  303               $0                     $0            No       Actual/360         0         25     93


            ----------------------------------------------------------
                                 Prepayment Code(25)
            ----------------------------------------------------------
Mortgage                                                                        YM          Administrative     Mortgage
Loan No.      YM2     YM1    YM    5%    4%    3%    2%    1%     Open      Formula(26)     Cost Rate (27)     Loan No.
------------------------------------------------------------------------------------------------------------------------------------
                                                                     7           D              2.026
   6                                                                 7           D              2.026             6
   6                                                                 7           D              2.026             6
   6                                                                 7           D              2.026             6
   6                                                                 7           D              2.026             6
   6                                                                 7           D              2.026             6
   6                                                                 7           D              2.026             6
   6                                                                 7           D              2.026             6
   6                                                                 7           D              2.026             6
   6                                                                 7           D              2.026             6
   18                                                                6                          2.026            18
   31                                                                2                          2.026            31
   39                                                                3                          2.026            39
   44                                                               36                          2.026            44
   58                                                                3                          2.026            58
   59                                                                2                          2.026            59
  104                  89                                            2           L              2.026            104
  107                                                                3                          2.026            107
                       90                                            2           L              7.026
  109                  90                                            2           L              7.026            109
  110                  90                                            2           L              7.026            110
  111                  90                                            2           L              7.026            111
  114                                                                2                          7.026            114
  119                  93                                            2           L              7.026            119
  122                                                                3                          2.026            122
  125                  95                                            2           L              7.026            125
  139                                                                2                          2.026            139
  140                                                                2                          5.026            140
  156                  95                                            2           L              2.026            156
  161                                                                2                          2.026            161
                       71                                            2           L              7.026
  166                  71                                            2           L              7.026            166
  166                  71                                            2           L              7.026            166
  166                  71                                            2           L              7.026            166
  176                                                                3                          2.026            176
  198                                                                3                          7.026            198
  208                                                                2                          7.026            208
                                                                     2                          2.026
  241                                                                2                          2.026            241
  241                                                                2                          2.026            241
  241                                                                2                          2.026            241
  241                                                                2                          2.026            241
  248                                                                3                          2.026            248
  250                  95                                            2           L              2.026            250
  263                                                                4                          7.026            263
  266                                                                2                          2.026            266
  271                                                                3                          2.026            271
  298                                                                3                          7.026            298
  301                                                                4                          2.026            301
  303                                                                2                          2.026            303

                                    EXHIBIT 2

                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

      (1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan
Schedule is true and correct in all material respects as of the date of this Agreement and as of the Cut-Off Date.

      (2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. Upon the consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. None of the Mortgage Loan documents restricts the Seller's right to transfer the Mortgage Loan to the Purchaser or to the Trustee.

      (3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

      (4) Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use or operation of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a) through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

      (5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as a part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

      (6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File and none of the Mortgage Loans has been materially modified since May 3, 2007.

      (7) Condition of Property; Condemnation. With respect to (i) the Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report issued after the first day of the month that is 18 months prior to the Closing Date, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established based on the engineering report) that would materially and adversely affect its value as security for the related Mortgage Loan and (ii) the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

      (8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or a comparable form as adopted in the applicable jurisdiction) lender's title insurance policy, a pro forma policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located. Such Title Policy contains no exclusion for, or it affirmatively insures access to a public road.

      (9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement that must be satisfied as a condition to disbursements of any funds escrowed for such purpose have been complied with on or before the Closing Date, or any such funds so escrowed have not been released.

      (10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

      (11) Trustee under Deed of Trust. If any Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

      (12) Environmental Conditions.

            (i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment after the first day of the month that is 18 months prior to the Closing Date, an environmental site assessment, or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the acquisition of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In connection with the origination of each Mortgage Loan, each environmental consultant has represented in such Environmental Report or in a supplement letter that the environmental assessment of the applicable Mortgaged Property was conducted utilizing generally accepted Phase I industry standards using the American Society for Testing and Materials (ASTM) Standard Practice E 1527-00.

            (ii) With respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an environmental site assessment meeting ASTM Standards after the first day of the month that is 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value, use or operation of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

            "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance, material or waste as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act as amended (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

      (13) Loan Document Status. Each Mortgage Note, Mortgage, Assignment of Leases and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

      (14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against with respect to similarly situated properties in the locality of the Mortgaged Property (so-called "All Risk" coverage) in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, for properties of similar types and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450- or 475-year lookback with a 10% probability of exceedance in a 50-year period, in connection with the origination of the Mortgage Loan secured by such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage.

      (15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

      (16) Mortgagor Bankruptcy. No Mortgagor is, to the Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

      (17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

            (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

            (c) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and the Trustee as its assignee upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

            (d) Such Ground Lease is in full force and effect, and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

            (e) Such Ground Lease, or an estoppel letter or other agreement, (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

            (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (g) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

            (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either
      (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

            (j) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding; and

            (k) Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns; provided, however, that termination or cancellation without such consent may be binding on the mortgagee if
      (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

      (18) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

      (19) LTV Ratio. The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

      (20) Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

      (21) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

      (22) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, except, in each case, for liens insured against by the Title Policy referred to herein, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

      (23) Compliance with Laws. Except as otherwise specifically disclosed in an exception on Schedule A attached hereto to another representation and warranty made by the seller in this Exhibit 2, at origination, each Mortgage Loan complied with all applicable federal, state and local statutes and regulations. Each Mortgage Loan complied with (or is exempt from) all applicable usury laws in effect at its date of origination.

      (24) Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

      (25) Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Mortgagor to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.860G-2(b)(2) and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code. The loan documents require the related Mortgagor to bear the cost of such opinion.

      (26) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

      (27) No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit 2 or the exceptions listed in Schedule A attached hereto.

      (28) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

      (29) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

      (30) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien (other than a Permitted Encumbrance) junior to the lien of the related Mortgage.

      (31) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

      (32) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

      (33) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

      (34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

      (35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

      (36) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

      (37) REMIC Eligibility. Each Mortgage Loan is a "qualified mortgage" as such term is defined in Section 860G(a)(3) of the Code (without regard to Treasury Regulations Section 1.860G-2(f)(2), which treats certain defective mortgage loans as qualified mortgages).

      (38) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans of the Seller.

      (39) [Reserved].

      (40) Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-Off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in, and operation of, such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

      (41) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the Lender incurred in connection with (i) the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and (ii) the approval of an assumption of such Mortgage Loan.

      (42) Defeasance. No Mortgage Loan provides that it can be defeased until a date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

      (43) Authorized to do Business. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

      (44) Terrorism Insurance. With respect to each Mortgage Loan that has a Stated Principal Balance as of the Cut-Off Date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not, as of the date of origination of the Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule A.

      (45) Operating Statements and Rent Rolls. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $3,500,000 as of the Cut-Off Date or the related Mortgaged Property has only one tenant, in either of which cases, the Mortgage Loan Documents require the Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Mortgagor annually), and such other information as may be required therein.

      (46) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

                                   SCHEDULE A

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

Exceptions to Representation 4 (Lien; Valid Assignment)

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                         Mortgage Loan                                                      Exception
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
Loan No. 39 (English Creek Shopping Center)                       There is a title exception in the title policy for a common wall located on the southeastern boundary of the Mortgaged Property for which no party wall agreement is of record. No affirmative title insurance could be obtained for the exception. The Mortgagor has agreed in the loan documents to endeavor to negotiate, post closing, a party wall agreement with the owner of the adjacent property. At origination, the Mortgagor executed a guaranty in favor of the mortgagee, indemnifying the mortgagee for any loss, costs or damages incurred by the mortgagee as a result of the absence of any party wall agreement; this guaranty can only be released if either (i) a satisfactory party wall agreement is placed of record or (ii) in the event of a casualty, the building is rebuilt entirely within the property line. In the event that an agreement regarding the party wall is placed of record, the title company has confirmed in a signed letter (included in the loan file) that it will issue an endorsement to the existing title policy modifying the title exception for the common wall and affirmatively insuring the Mortgagor's right to rebuild the wall in its existing location.

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Loan No. 271 (Midtown Center Mobile Home Park)                    The improvements consist of 58 mobile homes owned by the Mortgagor and rented out as dwellings. Perfection of liens on mobile homes requires delivering 58 original vehicle certificates of title, a completed Mobile Home Lien Application for each, and fees to the
                                                                  Alaska Department of Motor Vehicles (the "DMV"). The mortgagee will receive evidence of the perfected lien when the DMV re-issues each certificate of title showing the mortgagee as lien holder and mailing the certificates of title to the mortgagee. The title, applications and fees are being submitted to the DMV by escrow, but the DMV processing and mailing will be effected post-closing.
                                                                  The loan documents require the Mortgagor to cooperate and do all things necessary to ensure that the title applications are processed and the liens are perfected.

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Exception to Representation 7 (Condition of Property; Condemnation)

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                         Mortgage Loan                                                      Exception
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Loan No. 271 (Midtown Center Mobile Home Park)                    Approximately 20 of the 58 mobile homes that comprise the
                                                                  collateral are located in a portion of a public dedicated street,
                                                                  Indiana Street, that dead ends on the Mortgaged Property. The
                                                                  Mortgagor is expected to apply to the City of Anchorage to vacate this portion of Indian Street.

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Loan No. 114 (Colorado Cinema)                                    No engineering report relating to the Mortgaged Property was obtained as the collateral securing the Mortgage Loan is land and does not include the related improvements.

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Exception to Representation 13 (Loan Document Status)

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                         Mortgage Loan                                                      Exception
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All Mortgage Loans                                                With respect to all of the Mortgage Loans, certain provisions contained in the Mortgage Loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the representation) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby.

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Exceptions to Representation 14 (Insurance)

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                         Mortgage Loan                                                      Exception
----------------------------------------------------------------- ------------------------------------------------------------------
All Mortgage Loans                                                With respect to all of the Mortgage Loans, notwithstanding the requirements and standards set forth in paragraph 14(a) of the representation, the Mortgage Loan documents for each of the
                                                                  Mortgage Loans provides for a fire and extended perils insurance policy in amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property. Additionally, with respect to all the Mortgage Loans, notwithstanding the requirements and standards set forth in paragraph 14(d) of the representation, the Mortgage Loan documents for each of the
                                                                  Mortgage Loans provides for a comprehensive general liability insurance policy in an amount of not less than $1 million per occurrence.

----------------------------------------------------------------- ------------------------------------------------------------------
Loan No. 114 (Colorado Cinema)                                    The tenant at the Mortgaged Property provides the insurance coverages rather than the Mortgagor. However, the business income policy does not name the mortgagee as a loss payee.

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Loan No. 271 (Midtown Center Mobile Home Park)                    The Mortgagor does not carry any rent loss insurance. The
                                                                  mortgagee waived this requirement for so long as guarantors Robert
                                                                  D. Grunder, J. Jay Brooks, and Wiley S. Brooks maintain a minimum net worth of $3,000,000. In addition, the non-recourse carveout guarantor has provided an indemnity to the mortgagee for any losses associated with the reduced coverage.

                                                                  The Mortgagor's property insurance contains an 80% co-insurance clause. The non-recourse carveout guarantor has provided an indemnity to the mortgagee for any losses associated with the reduced coverage (i.e. diminished insurance proceeds).

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Loan No. 298 (9411 8th Avenue)                                    The seismic assessment reported a 22% probable loss. At
                                                                  origination, the sponsor provided a guaranty for $1,460,000 of the principal amount of the Mortgage Loan, together with accrued interest and related costs and expenses, which will be released in the event that either (i) a seismic assessment obtained after the improvements at the Mortgaged Property are retrofitted reflects a probable loss of below 20% or (ii) after a seismic event, (a) the improvements on the Mortgaged Property are rebuilt and, as rebuilt, such improvements meet the lender's then applicable seismic testing requirements or the borrower secures seismic insurance in all respects acceptable to lender, and (b) the lender receives satisfactory evidence that the occupancy at the Mortgaged
                                                                  Property is at least equal to the occupancy at the Mortgaged
                                                                  Property immediately preceding the seismic event.

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Exceptions to Representation 17 (Leasehold Estate)

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                         Mortgage Loan                                                      Exception
----------------------------------------------------------------- ------------------------------------------------------------------
Loan No. 114 (Colorado Cinema)                                    The related Mortgage Loan is secured by a fee and leasehold interest in the subject property; however, the portion of the subject property which is subject to a leasehold mortgage consists solely of the borrower's reversionary interest in a parking lot parcel adjacent to the main (fee mortgage) collateral parcel, which parking lot parcel was previously assigned by the borrower to the cinema tenant on the main (fee mortgage) parcel. The parking lot parcel is referred to as the Tiller Parcel in the borrower's ground lease of the main parcel to the cinema tenant, and the ground lease does not expressly require the parking provided by the Tiller Parcel. Although the leasehold mortgage on borrower's reversionary interest in the Tiller Parcel is not secured by a financeable ground lease, an estoppel obtained from the fee owner of the Tiller Parcel contains notice and cure rights in favor of lender, and the leasehold mortgage was not given value for underwriting purposes, but was taken by lender as additional collateral.

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Exceptions to Representation 21 (Advancement of Funds by the Seller)

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                         Mortgage Loan                                                      Exception
----------------------------------------------------------------- ------------------------------------------------------------------
All Mortgage Loans                                                With respect to all of the Mortgage Loans, the representation is true, except for (i) interest accruing from the date of
                                                                  origination of each of the Mortgage Loans or the date of
                                                                  disbursement of Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note, and (ii) any amounts paid by a tenant as specifically provided under a related lease.

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Exceptions to Representation 25 (Releases of Mortgaged Property)

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                         Mortgage Loan                                                      Exception
----------------------------------------------------------------- ------------------------------------------------------------------
Loan No. 6 (NewCrow Industrial Portfolio)                         The Mortgage Loan permits the release of up to four properties (in the aggregate) on up to four separate occasions from the
                                                                  origination date through April 4, 2016 through partial prepayment or partial defeasance, subject to the satisfaction of certain conditions, including but not limited to: (i) no event of default has occurred, (ii) the principal balance of the mortgage loan amount after the release must be at least $50,000,000, (iii) if the release is prior to April 5, 2010, no more that $25,000,000 of the original principal balance of the mortgage loan may be prepaid or defeased, (iv) a partial prepayment in the amount of 100% of the Allocated Loan Amount attributable to the release property must be paid for the first release, 105% for the second release, and 110% for the third and fourth releases and for any individual release in the event that the Mortgage Loan has been assumed, (v)
                                                                  if the mortgage loan is to be partially prepaid, a yield
                                                                  maintenance premium equal to the greater of 1.00% (1.50% if prepayment occurs on or before April 5, 2010) or yield maintenance
                                                                  (based on the yield on the U.S. Treasury issues set forth in the loan documents, flat through April 5, 2010 and plus 0.50%
                                                                  thereafter) must be paid, (vi) the DSCR after the release
                                                                  (excluding the release property) may not be less than the greater of the DSCR (including the release property) prior to the release,
                                                                  1.32x during the interest only period or 1.08x during the
                                                                  amortization period, provided, that the related Mortgagor is permitted to partially prepay the mortgage loan in such amount as is necessary to satisfy this condition (together with the
                                                                  applicable yield maintenance premium) subject to clause (iii) of this paragraph; (vii) the LTV after the release (excluding the release property) may not exceed the LTV prior to the release
                                                                  (including the release property), provided, that the Mortgagor is permitted to partially prepay the mortgage loan in such amount as is necessary to satisfy this condition (together with the
                                                                  applicable yield maintenance premium) subject to clause (iii) of this paragraph, and (viii) the mortgagee must have received confirmation each of the applicable rating agencies to the effect that such substitution will not result in a downgrade, withdrawal or qualification of the rating then assigned to the Certificates.

                                                                  In addition, this Mortgage Loan permits the Mortgagor to
                                                                  substitute up to four properties (in the aggregate, and only once per property) on up to four separate occasions from the
                                                                  origination date through April 4, 2016, subject to the
                                                                  satisfaction of certain conditions, including but not limited to:
                                                                  (i) no event of default has occurred, (ii) the total allocated loan amounts of substituted properties may not exceed $50,000,000,
                                                                  (iii) the substitute property must be an industrial property, (iv)
                                                                  the DSCR after the substitution (excluding the release property)
                                                                  may not be less than the DSCR prior to the substitution (including the release property), provided, that the Mortgagor is permitted to partially prepay the mortgage loan in such amount as is necessary to satisfy this condition (together with the applicable yield maintenance premium), (v) the LTV after the substitution
                                                                  (excluding the property to be substituted) may not exceed the lesser of 70% or the LTV prior to the substitution (including the property to be substitute), provided, that the Mortgagor is permitted to partially prepay the mortgage loan in such amount as is necessary to satisfy this condition (together with the
                                                                  applicable yield maintenance premium), (vi) the mortgagee must have received confirmation each of the applicable rating agencies to the effect that such substitution will not result in a
                                                                  downgrade, withdrawal or qualification of the rating then assigned to the Certificates, and (vii) the Mortgage Loan has not been assumed in accordance with the loan documents.

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Loan No. 166 (CVS Portfolio)                                      The Mortgage Loan permits the release of one property in
                                                                  connection with its sale to an unrelated third party in an arms-length transaction, at any time after expiration of the prepayment lock-out period upon prepayment of the applicable allocated loan amount, together with any yield maintenance premium, subject to the satisfaction of certain conditions, including but not limited to: (i) Hook Super Rx, Inc., doing business as CVS, must remain the tenant at each of the properties, and must not be in default under its lease with respect to any property; (ii) at least 10% of the allocated loan amount from the sale of the property to be released must be deposited into a reserve account, or if the sales proceeds are insufficient, the
                                                                  Mortgagor must either deposit sufficient funds into the reserve account in an amount sufficient to bring the balance to 10% of the allocated loan amount or deliver to the mortgagee an acceptable letter of credit in such amount; (iii) the combined DSCR for the properties that continue to secure the mortgage loan must not less than 1.25x, provided that the related Mortgagor is permitted to partially prepay the mortgage loan in such amount as is necessary to satisfy this condition (together with the applicable yield maintenance premium); and (iv) the combined LTV of the remaining properties must be no greater than 75%, provided that the related
                                                                  Mortgagor is permitted to partially prepay the mortgage loan in such amount as is necessary to satisfy this condition (together with the applicable yield maintenance premium).

----------------------------------------------------------------- ------------------------------------------------------------------
Loan Nos. 109, 110 and 111 (Creme de la Creme, The Ranch at       These three Mortgage Loans are cross-collateralized and
Cedar Hill and 28th Street Common)                                cross-defaulted and permit the release of a portion of the collateral in connection with the sale of one or two of the
                                                                  Mortgaged Properties to an unrelated third party subject to the satisfaction of certain conditions including, but not limited to:
                                                                  (i) the Mortgagor must prepay an amount equal to 100% of the amount allocated to the released property, together with yield maintenance if prior to the expiration of the prepayment lockout period, (ii) the DSCR of the remaining Mortgaged Properties is at least 1.30x and (iii) the LTV of the remaining properties is not greater than 70%. In addition, the cross-collateralization and cross-default provisions may also be terminated in connection with the assumption of one of the mortgage loans by a new Mortgagor, provided that (i) the DSCR of the property to be assumed and the remaining Mortgaged Properties is at least 1.30x and (ii) the LTV of the remaining properties is not greater than 70%, the LTV of the property is not greater than 70% and the ratio of the loan amount of the Mortgaged Property to be assumed to the acquisition cost is not greater than 70%.

----------------------------------------------------------------- ------------------------------------------------------------------
Exceptions to Representation 35 (Due-on-Sale)

----------------------------------------------------------------- ------------------------------------------------------------------
                         Mortgage Loan                                                      Exception
----------------------------------------------------------------- ------------------------------------------------------------------
All Mortgage Loans                                                With respect to all of the Mortgage Loans, in addition to the exceptions set forth in representation itself, the Mortgage Loan documents provide for transfers for reasons of family and estate planning.

----------------------------------------------------------------- ------------------------------------------------------------------
Loan Nos. 18, 58 and 44 (Sheraton Imperial Hotel, Campus          The loan documents permit the equity owners of the Mortgagor to
Courtyard, Misty Woods Apartments)                                incur mezzanine debt subject to satisfaction of various conditions specified in such documents, generally including the satisfaction of LTV and DSCR tests.

----------------------------------------------------------------- ------------------------------------------------------------------
Exceptions to Representation 36 (Non-Recourse Exceptions)

----------------------------------------------------------------- ------------------------------------------------------------------
                         Mortgage Loan                                                      Exception
----------------------------------------------------------------- ------------------------------------------------------------------
All Mortgage Loans                                                With respect to the non-recourse carveout guaranty, certain of the guarantors have agreed to be liable with respect to "material misrepresentation" as opposed to "willful misrepresentation."

----------------------------------------------------------------- ------------------------------------------------------------------
Loan No. 6 (NewCrow Industrial Portfolio)                         There is no natural person that is liable for the non-recourse carveouts.

----------------------------------------------------------------- ------------------------------------------------------------------
Loan No. 44 (Misty Woods Apartments)                              There is no natural person that is liable for the non-recourse carveouts.

----------------------------------------------------------------- ------------------------------------------------------------------
Loan No. 58 (Campus Courtyard)                                    There is no natural person that is liable for the non-recourse carveouts.

----------------------------------------------------------------- ------------------------------------------------------------------
Exceptions to Representation 44 (Terrorism Insurance)


----------------------------------------------------------------- ------------------------------------------------------------------
                         Mortgage Loan                                                      Exception
----------------------------------------------------------------- ------------------------------------------------------------------
Loan No. 6 (NewCrow Industrial Portfolio)                         The loan documents provide that if the Terrorism Risk Insurance
                                                                  Act of 2002, as amended, is no longer in effect, the Mortgagor is only required to purchase as much terrorism insurance as may be obtained for a premium equal to $593,984 per annum.

----------------------------------------------------------------- ------------------------------------------------------------------
Loan No. 59 (Beauregard Square)                                   The loan documents provide that if the Terrorism Risk Insurance
                                                                  Act of 2002, as amended, is no longer in effect, the Mortgagor is only required to purchase as much terrorism insurance as may be obtained for an amount equal to one and one-half times the premium in effect on the origination date for all insurance policies.

----------------------------------------------------------------- ------------------------------------------------------------------
Loan No. 114 (Colorado Cinema)                                    The lender waived the requirement that the borrower obtain terrorism insurance as the collateral securing the Mortgage Loan is land, and does not include the related improvements.

----------------------------------------------------------------- ------------------------------------------------------------------

                                   SCHEDULE B

                           LIST OF MORTGAGORS THAT ARE
                  THIRD-PARTY BENEFICIARIES UNDER SECTION 5(b)


None.

                                    EXHIBIT 3

                                  BILL OF SALE

            1. Parties. The parties to this Bill of Sale are the following:

               Seller:     Prudential Mortgage Capital Funding, LLC

               Purchaser:  Morgan Stanley Capital I Inc.

            2. Sale. For value received, the Seller hereby conveys to the Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase Agreement, dated as of May 1, 2007 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Purchaser and all of the following property:

            (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

            (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

            (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

            3. Purchase Price. $_____ (including accrued interest).

            4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of Sale to be duly executed and delivered on this 30th day of May, 2007.

SELLER:                                PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC

                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:

PURCHASER:                             MORGAN STANLEY CAPITAL I INC.

                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT 4

                        FORM OF LIMITED POWER OF ATTORNEY

THIS DOCUMENT PREPARED BY,
AND AFTER RECORDING RETURN TO:


Prudential Asset Resources, Inc.
2200 Ross Avenue, Suite 4900E
Dallas, TX 75201

Centerline Servicing, Inc.
5221 North O'Connor Boulevard
Irving, Texas 75039

The Bank of New York Trust Company, National Association
2 North LaSalle Street
Chicago, Illinois 60602


                            LIMITED POWER OF ATTORNEY


            Know all persons by these presents; that the undersigned in its capacity as Seller, having an address of 100 Mulberry Street, Gateway Center 4, 8th Floor, Newark, New Jersey 07102, Attention: Sean Beggan (the "Seller"), being duly empowered and authorized to do so, does hereby make, constitute and appoint Prudential Asset Resources, Inc., having an address of 2200 Ross Avenue, Suite 4900E, Dallas, TX 75201 (the "Master Servicer"), Centerline Servicing, Inc. (formerly ARCap Servicing, Inc.), having an address of 5221 North O'Connor Boulevard, Irving, Texas 75039, Attention: Amy L. Dixon (the "Special Servicer"), and The Bank of New York Trust Company, National Association, having an address of Corporate Trust Office, 2 North LaSalle Street, Chicago, Illinois, 60602, Attention: Corporate Trust Services (CMBS) -- Morgan Stanley Capital I Inc., Series 2007-IQ14 (the "Trustee") as the true and lawful attorneys-in-fact for the undersigned, in its name, place and stead, and for its use and benefit:

            1. To empower the Trustee, the Master Servicer and, in the event of the failure or incapacity of the Trustee and the Master Servicer, the Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement, dated as of May 1, 2007 (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc., as Depositor, the Capmark Master Servicer, the Prudential Master Servicer, the Wells Fargo Master Servicer, the Special Servicer, the Trustee and the Paying Agent with respect to the Trust and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage File (so long as original counterparts have previously been delivered to the Trustee).

            2. This power of attorney shall be limited to the above-mentioned exercise of power.

            3. This instrument is to be construed and interpreted as a limited power of attorney. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it give rise to, and it is not intended to be construed as, a general power of attorney.

            4. The rights, power of authority of said attorney herein granted shall commence and be in full force and effect on the date hereof and such rights, powers and authority shall remain in full force and effect until the termination of the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of May 2007.


Witnessed by:                                  PRUDENTIAL MORTGAGE CAPITAL
                                               FUNDING, LLC


                                               By:
---------------------------------                 ------------------------------
Print Name:                                    Name:
                                               Title:

STATE OF                            )
        ----------------------------

COUNTY OF                           )
         ---------------------------


On __________________________, before me, a Notary Public in and for said county, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person acted and executed the instrument. Witness my hand and official seal.



-----------------------------------------------
Commission Expires: